UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Targacept, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Targacept, Inc. 200 East First Street, Suite 300 Winston-Salem, NC 27101 USA Tel: 336-480-2100 Fax: 336-480-2107 www.targacept.com

April 23, 2009

Dear Stockholder,

We cordially invite you to attend the Targacept, Inc. 2009 annual meeting of stockholders to be held at 8:30 a.m. Eastern Daylight Time on Wednesday, June 10, 2009 at our executive offices at 200 East First Street, Winston-Salem, North Carolina 27101. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote.

We hope that you will join us on June 10, 2009.

Sincerely,

J. Donald deBethizy, Ph.D.

President and Chief Executive Officer

Targacept, Inc. 200 East First Street, Suite 300 Winston-Salem, NC 27101 USA Tel: 336-480-2100 Fax: 336-480-2107 www.targacept.com

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

Time	8:30 a.m. Eastern Daylight Time

Date	June 10, 2009

Place	Targacept, Inc. 200 East First Street Winston-Salem, North Carolina 27101 USA

Purposes

1.      To elect the three nominees named in this proxy statement to the Board of Directors as Class III directors.

2.      To approve (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan designed to preserve the tax deductibility of compensation under the plan pursuant to Section 162(m) of the Internal Revenue Code of 1986.

3.      To ratify the appointment of Ernst & Young LLP as Targacept’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4.      To consider any other business that is properly presented at the meeting.

Record Date	The Board of Directors has fixed April 15, 2009 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF

DIRECTORS

Peter A. Zorn

Vice President, Legal Affairs,

General Counsel and Secretary

April 23, 2009

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1

BOARD OF DIRECTORS AND MANAGEMENT	6

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS	9

CORPORATE GOVERNANCE	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	17

EXECUTIVE COMPENSATION	18

PROPOSAL 2: APPROVAL OF (a) THE AMENDMENT OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES AND (b) CERTAIN TERMS OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN FOR CODE SECTION 162(m) PURPOSES	35

EQUITY COMPENSATION PLAN INFORMATION	45

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION AND AUDIT COMMITTEE PRE-APPROVAL POLICY	46

DEADLINE FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS	48

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	49

FINANCIAL INFORMATION	49

TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN, AS PROPOSED TO BE AMENDED	Appendix A

Targacept, Inc.

200 East First Street, Suite 300

Winston-Salem, NC 27101 USA

(336) 480-2100

PROXY STATEMENT FOR THE TARGACEPT, INC.

2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT

8:30 A.M. EASTERN DAYLIGHT TIME ON WEDNESDAY, JUNE 10, 2009

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to

be Held on June 10, 2009.

The Notice of 2009 Annual Meeting of Stockholders, proxy statement, form of proxy and our

2008 Annual Report are available on our website at

www.targacept.com/2009annualmeeting.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission, or SEC, is available on our website at www.targacept.com and is available in paper form (excluding exhibits) to beneficial owners of our common stock without charge upon written request directed to Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101, Attention: Chief Financial Officer. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are also available on the SEC’s website at www.sec.gov.

If you need directions to the location for the 2009 Annual Meeting of Stockholders, please contact Jo Peay at the address or telephone number set forth above.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did you send me this proxy statement and the accompanying materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Targacept, Inc. (“we” or “Targacept” or the “Company”) is soliciting your proxy to vote at the 2009 annual meeting of stockholders to be held at 8:30 a.m. Eastern Daylight Time on Wednesday, June 10, 2009 at our executive offices at 200 East First Street, Winston-Salem, North Carolina and at any adjournments or postponements of the meeting. We refer to the 2009 annual meeting of stockholders in this proxy statement as the “meeting.” This proxy statement, together with the accompanying Notice of 2009 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the meeting.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

This proxy statement and accompanying proxy card or, for shares registered in the name of a bank, broker or other nominee, voting instruction form are first being sent to stockholders who are entitled to vote at the meeting beginning on or about April 23, 2009. We refer to shares registered in the name of a bank, broker or other nominee in this proxy statement as shares held in “street name.”

Who can vote at the meeting?

The record date for the meeting is April 15, 2009. If, on the record date, you owned shares of our common stock that were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record entitled to vote at the meeting in person or by proxy. If, on the record date, your shares of our common stock were held in street name, we have requested that these proxy materials be forwarded to you by the bank, broker or other nominee and the bank, broker or other nominee is the stockholder of record entitled to vote at the meeting. As a beneficial owner of shares of our common stock held in street name, you have the right to direct the bank, broker or other nominee regarding how to vote the shares.

How many votes can be cast by all stockholders?

A total of 24,965,173 shares of our common stock were outstanding on April 15, 2009 and entitled to be voted at the meeting. Common stock is our only class of voting stock.

How many votes do I have?

Each share of common stock that you owned as of the record date entitles you to one vote on each matter that is properly presented at the meeting.

How do I vote?

If you are a stockholder of record, you may vote:

•	By mail. Complete, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions.

•

In person at the meeting. If you attend the meeting, be sure to bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares of common stock are held in street name, you may vote:

•

By mail. You should receive instructions from your bank, broker or other nominee explaining how to vote your shares by mail. If you wish to vote your shares by mail, you should follow those instructions.

•

In person at the meeting. If you attend the meeting, you will need to contact the bank, broker or other nominee that is the stockholder of record for your shares to obtain a broker’s proxy card, which is not the form of proxy card enclosed with this proxy statement, and then bring the proxy card, an account statement or a letter from the stockholder of record indicating that you beneficially owned the shares as of the record date and a form of personal picture identification to the meeting. If you do not have all of a broker’s proxy card, account statement or letter and picture identification, you will not be able to vote at the meeting.

•

If your shares of common stock are held in street name, you may also be entitled to vote by Internet or by telephone. You should receive instructions from your bank, broker or other nominee if you are permitted to vote by Internet or telephone. If you are permitted to vote your shares by Internet or telephone and wish to, you should follow those instructions.

What if I sign and return a proxy card but do not specify how I want my shares voted?

If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR the nominees to the Board named in this proxy statement, FOR approval of the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and of certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, FOR the ratification of Ernst & Young LLP as Targacept’s independent registered public accounting firm for the fiscal year ending December 31, 2009 and at the discretion of the proxy holder with respect to any other business that may properly be brought before the meeting. We refer in this proxy statement to the Internal Revenue Code of 1986, as amended, as the “Code.”

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

•	FOR election of G. Steven Burrill, Errol B. De Souza, Ph.D. and Mark Skaletsky as Class III directors (page 9);

•

FOR approval of the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and of certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for Code Section 162(m) purposes (page 35); and

•	FOR ratification of the appointment of Ernst & Young LLP as Targacept’s independent registered public accounting firm for the fiscal year ending December 31, 2009 (page 45).

Can I change my vote?

If you give us your proxy, you may revoke it at any time before the meeting in any one of the following ways:

•	signing a new proxy card bearing a later date and submitting it as instructed above;

•	notifying Targacept’s Secretary in writing before the meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Merely attending the meeting in person will not in and of itself revoke a previously submitted proxy.

If your shares are held in street name, you also have the right to revoke your proxy at any time before the meeting. Please contact your bank, broker or other nominee for specific instructions as to how to revoke a proxy.

Will my shares be voted if I do not sign and return my proxy card?

If you are a stockholder of record, your shares will not be voted if you do not sign and return your proxy card by mail or vote in person at the meeting as described above under “How do I vote?” or “What if I sign and return a proxy card but do not specify how I want my shares voted?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that is the stockholder of record for your shares as described above under “How do I vote?,” the bank, broker or other nominee has the authority to vote your shares in its discretion on routine matters, but cannot vote your shares on any matter that is not considered routine. Proposals 1 and 3 described in this proxy statement are considered routine matters. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure that your shares will be voted at the meeting in the manner that you desire.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that your shares are registered in more than one name, are held with more than one bank, broker or other nominee or are held in more than one account with the same bank, broker or other nominee. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What is the quorum requirement?

In order to hold the meeting, there must be a quorum. For there to be a quorum at the meeting, the holders of a majority of all of the shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. Shares represented by stockholders of record who are present in person or represented by proxy at the meeting, including shares that are voted to “Abstain” on any particular matter and broker non-votes, will be counted for purposes of determining whether there is a quorum. The term “broker non-vote” refers to any particular matter for which your bank, broker or other nominee cannot vote your shares because it has not received instructions from you and it does not have discretionary voting authority.

What vote is required to approve each proposal and how are votes counted?

If there is a quorum at the meeting:

•

the persons receiving the highest number of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected as Class III directors. This is called a plurality. Shares for which authority to vote for a particular nominee for election as a director is withheld will not be counted as votes for the election of that nominee. Abstentions are not counted for purposes of electing directors. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee, the bank, broker or other nominee has discretionary authority to vote your shares with respect to the election of directors.

•

the proposal to approve the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for Code Section 162(m) purposes will be approved if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against the proposal. Because broker non-votes are not considered present and entitled to vote for purposes of the proposal, they will not be counted as a vote in favor of or a vote against the proposal and will have no effect on the outcome of the vote on the proposal.

•

the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 will be approved if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Because abstentions constitute shares present and entitled to vote, they will have the effect of a vote against the proposal. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee, the bank, broker or other nominee has discretionary authority to vote your shares with respect to the proposal.

Is there a list of stockholders entitled to vote at the meeting?

A list of stockholders of record will be available for any purpose germane to the meeting at the meeting and for 10 days prior to the meeting at the office of Targacept’s Secretary during business hours at our executive offices at 200 East First Street, Suite 300, Winston-Salem, North Carolina.

Could matters other than those described in this proxy statement be decided at the meeting?

At the time this proxy statement was printed, we knew of no other matters that may be presented for action at the meeting. If any other business comes before the meeting, the persons named on the enclosed proxy card will have discretionary authority to vote the shares represented by proxies in accordance with their best judgment. If you hold shares in street name, the bank, broker or other nominee that is the stockholder of record for your shares will not be able to vote your shares on any other business that comes before the meeting unless it receives instructions from you with respect to the other business.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted.

What are the costs of soliciting these proxies?

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by and on behalf of the Board. We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, fax or email. We will not pay these directors, officers and employees any additional compensation for these services. We may reimburse banks, brokers and other nominees for their expenses to forward these proxy materials to the beneficial owners of the shares for which they are the stockholders of record.

Attending the meeting

The meeting will be held at 8:30 a.m. Eastern Daylight Time on Wednesday, June 10, 2009 at our executive offices at 200 East First Street, Winston-Salem, North Carolina. When you arrive at the meeting, signs will direct you to the appropriate meeting room.

Who should I call if I have any additional questions?

If you hold your shares directly, please call Peter A. Zorn, Targacept’s Secretary, at (336) 480-2100. If you hold your shares in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker or other nominee directly.

BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

Our bylaws provide that the Board shall consist of not less than three or more than 13 directors, as fixed from time to time in accordance with our certificate of incorporation. Our certificate of incorporation provides that the number of directors shall be fixed from time to time exclusively by the Board, and the Board has fixed the number of directors at 10. The Board is divided into three classes, with one class to be elected at each annual meeting of stockholders to serve for a three-year term. The term of our Class III directors expires at the meeting; the term of our Class I directors expires at the 2010 annual meeting of stockholders; and the term of our Class II directors expires at the 2011 annual meeting of stockholders; in each case with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, retirement, resignation or removal. Our Class I directors are Charles A. Blixt, Alan W. Dunton, M.D. and Ralph Snyderman, M.D. Our Class II directors are M. James Barrett, Ph.D., Julia R. Brown, J. Donald deBethizy, Ph.D. and John P. Richard. Our Class III directors are G. Steven Burrill, Errol B. De Souza, Ph.D. and Mark Skaletsky.

On March 18, 2009, the Board, acting upon the recommendation of its Governance and Nominating Committee, nominated G. Steven Burrill, Errol B. De Souza, Ph.D. and Mark Skaletsky for election as Class III directors at the meeting. Class III directors elected at the meeting will serve for a term to expire at the 2012 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

Nominees for Election

The nominees for election at the meeting, their ages and positions with Targacept and other biographical information are set forth below.

Name	Age	Position
G. Steven Burrill	64	Class III Director
Errol B. De Souza, Ph.D.	55	Class III Director
Mark Skaletsky	60	Chairman of the Board; Class III Director

G. Steven Burrill has been a member of the Board since August 2006. Mr. Burrill also previously served as a member of the Board from August 2000 to August 2005. Since January 1997, he has been the chief executive officer of Burrill & Company LLC, a venture capital firm that he founded focused on biotechnology, pharmaceuticals, diagnostics, devices, human healthcare and related medical technologies, nutraceuticals and wellness, agricultural biotechnology, and industrial biotechnology. Prior to founding Burrill & Company LLC, Mr. Burrill spent 27 years with Ernst & Young LLP, including the last 17 as a partner of the firm. He is a member of the board of directors of each of the publicly-traded companies DepoMed, Inc. and Pharmasset, Inc.

Errol B. De Souza, Ph.D. has been a member of the Board since January 2004. Since January 2009, Dr. De Souza has been a pharmaceutical and biotechnology consultant. From April 2003 to January 2009, he served as president and chief executive officer of Archemix Corporation, a privately held biopharmaceutical company. From September 2002 to March 2003, he was president, chief executive officer and a director of Synaptic Pharmaceutical Corporation, a publicly-traded biopharmaceutical company that was acquired by H. Lundbeck A/S in March 2003. Dr. De Souza is a member of the board of directors of each of the publicly-traded companies Bionomics Ltd., IDEXX Laboratories, Inc. and Palatin Technologies, Inc.

Mark Skaletsky has been a member of the Board since February 2001 and our Chairman since January 2002. Since May 2008, Mr. Skaletsky has been the chairman and chief executive officer of Fenway Pharmaceuticals, Inc., a biotechnology company. From March 2001 to March 2008, he served as the chairman and chief executive officer of Trine Pharmaceuticals, Inc., a biotechnology company. From May 1993 to December 2000, he was president and chief executive officer of GelTex Pharmaceuticals, Inc., which was acquired by Genzyme Corporation in December 2000. He is a member of the board of directors of each of the publicly-traded companies Alkermes, Inc., AMAG Pharmaceuticals, Inc. and ImmunoGen, Inc. and a member of the board of trustees of Bentley University.

Continuing Directors

The terms of our Class I and Class II directors will continue after the meeting. Their names, ages and positions with Targacept and other biographical information are set forth below.

Name	Age	Position
M. James Barrett, Ph.D.	66	Class II Director
Charles A. Blixt	57	Class I Director
Julia R. Brown	61	Class II Director
J. Donald deBethizy, Ph.D.	58	President and Chief Executive Officer; Class II Director
Alan W. Dunton, M.D.	54	Class I Director
John P. Richard	51	Class II Director
Ralph Snyderman, M.D.	69	Class I Director

M. James Barrett, Ph.D. has been a member of the Board since November 2002. Since September 2001, Dr. Barrett has been a general partner of New Enterprise Associates, a venture capital firm that focuses on the medical and life sciences and information technology industries. He is a member of the board of directors of the publicly-traded company Inhibitex, Inc.

Charles A. Blixt has been a member of the Board since August 2000. Since October 2007, Mr. Blixt has been a senior advisor to Jones Day, a law firm. From September 2006 to April 2007, he served as the interim general counsel of Krispy Kreme Doughnuts, Inc., a branded specialty retailer. From August 2004 to August 2006, he was executive vice president, general counsel and assistant secretary of Reynolds American Inc. From June 1999 to August 2006, he held positions of increasing responsibility with R.J. Reynolds Tobacco Holdings, Inc. and, from January 1998 to August 2006, he served as executive vice president and general counsel of R.J. Reynolds Tobacco Company. Mr. Blixt is a member of the board of directors of each of the publicly-traded companies Krispy Kreme Doughnuts, Inc. and Swedish Match AB.

Julia R. Brown has been a member of the Board since November 2007. From July 2003 to September 2008, Ms. Brown served as an adviser to the chief executive officer of Amylin Pharmaceuticals, Inc., a biopharmaceutical company. From January 2000 until July 2003, she was executive vice president of Amylin Pharmaceuticals, Inc. She is a member of the board of directors of the publicly-traded company Labopharm, Inc.

J. Donald deBethizy, Ph.D. has been a member of the Board since March 1997. Dr. deBethizy has been our Chief Executive Officer since August 2000 and our President since March 1997.

Alan W. Dunton, M.D. has been a member of the Board since October 2006. Since April 2009, Dr. Dunton has been managing director of Panacos Pharmaceuticals Inc., a biotechnology company. From January 2007 to March 2009, he was president and chief executive officer of Panacos Pharmaceuticals. Since January 2006, he has been president of Danerius, LLC, a consultant. From February 2002 to December 2005, he served as chief executive officer of Metaphore Pharmaceuticals, Inc., a biotechnology company. Dr. Dunton is a member of the board of directors of each of the publicly-traded companies MediciNova, Inc. and Panacos Pharmaceuticals Inc.

John P. Richard has been a member of the Board since November 2002. Since June 2005, Mr. Richard has been a managing director of Georgia Venture Partners, LLC, a venture capital firm that focuses on the biotechnology industry. He has also served as senior business advisor to GPC Biotech AG, a biotechnology company, since April 1999 and as a venture partner of Nomura Phase4 Ventures LP, a private equity fund, since

April 2008. From January 2000 to March 2008, he served as a consultant to Nomura Phase4 Ventures LP or an affiliated entity. Mr. Richard is a member of the board of directors of the publicly-traded company Altus Pharmaceuticals Inc.

Ralph Snyderman, M.D. has been a member of the Board since June 2007. Since July 2004, Dr. Snyderman has been Chancellor Emeritus and James B. Duke Professor of Medicine at Duke University. He is the founder and chairman of Proventys Inc., a developer of diagnostic tools for personalized medicine. In addition, he has consulted for New Enterprise Associates as a venture partner since January 2006. From June 1989 to June 2004, Dr. Snyderman served as Chancellor for Health Affairs at Duke University. From February 1998 to July 2004, he served as president and chief executive officer of the Duke University Health System. Dr. Snyderman is a member of the board of directors of the publicly-traded company The Procter & Gamble Company.

Executive Officers

Our executive officers who are not also directors, their ages and positions at Targacept and other biographical information are set forth below.

Name	Age	Position
Merouane Bencherif, M.D., Ph.D.	54	Vice President, Preclinical Research
Jeffrey P. Brennan	51	Vice President, Business and Commercial Development
William S. Caldwell, Ph.D.	55	Vice President, Drug Discovery and Development
Geoffrey C. Dunbar, M.D.	62	Vice President, Clinical Development and Regulatory Affairs
Alan A. Musso	47	Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Peter A. Zorn	39	Vice President, Legal Affairs, General Counsel and Secretary

Merouane Bencherif, M.D., Ph.D. has been our Vice President, Preclinical Research since August 2002. From August 2000 to August 2002, he was our Vice President, Biological Sciences.

Jeffrey P. Brennan has been our Vice President, Business and Commercial Development since September 2003.

William S. Caldwell, Ph.D. has been our Vice President, Drug Discovery and Development since August 2002. From August 2000 to August 2002, he was our Vice President, Drug Discovery.

Geoffrey C. Dunbar, M.D. has been our Vice President, Clinical Development and Regulatory Affairs since June 2001.

Alan A. Musso has been our Vice President, Chief Financial Officer and Treasurer since February 2002 and our Assistant Secretary since June 2007. From February 2002 to June 2007, he was our Secretary. Mr. Musso is a certified public accountant and a certified management accountant.

Peter A. Zorn has been our Vice President, Legal Affairs and General Counsel since January 2006 and our Secretary since June 2007. From May 2003 to January 2006, he was our Corporate Counsel and, from May 2003 to June 2007, he was our Assistant Secretary.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

On March 18, 2009, the Board, acting upon the recommendation of its Governance and Nominating Committee, nominated G. Steven Burrill, Errol B. De Souza, Ph.D. and Mark Skaletsky for election as Class III directors at the meeting. Class III directors elected at the meeting will serve for a term to expire at the 2012 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

Unless authority to vote for a particular nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election of G. Steven Burrill, Errol B. De Souza, Ph.D. and Mark Skaletsky as Class III directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect each nominee as a Class III director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF G. STEVEN BURRILL, ERROL B. DE SOUZA, PH.D. AND MARK SKALETSKY AS CLASS III DIRECTORS.

CORPORATE GOVERNANCE

Director Independence

The listing standards of The NASDAQ Global Market (“NASDAQ”) and our Corporate Governance Guidelines require that our Board of Directors consist of a majority of independent directors, as determined under the applicable NASDAQ listing standard. The Board, acting upon the recommendation of its Governance and Nominating Committee, has determined that each of Mr. Skaletsky, Dr. Barrett, Mr. Blixt, Ms. Brown, Mr. Burrill, Dr. De Souza, Dr. Dunton, Mr. Richard and Dr. Snyderman qualifies as an independent director. In assessing independence, the Governance and Nominating Committee and the Board considered Dr. Barrett’s status as a general partner of New Enterprise Associates, which is our largest stockholder, and Mr. Richard’s status as a venture partner of Nomura Phase4 Ventures LP, which together with affiliated entities is a beneficial owner of more than 5% of our common stock.

For purposes of qualifying as independent to serve on the Audit Committee of the Board, applicable NASDAQ listing standards and SEC rules require that a director not accept any consulting, advisory, or other compensatory fee from us, other than for Board service, or be an affiliated person of us. We believe that all of the members of our Audit Committee satisfy these requirements.

The Board and its Committees

In 2008, the Board met five times, either in person or by conference telephone. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served. Our directors are also expected to attend annual meetings of stockholders. Nine of our 10 directors attended the 2008 annual meeting of stockholders, and the director who could not attend in person listened in to the meeting by telephone.

The Board has an Audit Committee, Compensation Committee and Governance and Nominating Committee. A brief description of these committees and their current memberships follows.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are Mr. Blixt, Dr. De Souza, Mr. Skaletsky and Dr. Snyderman, with Dr. De Souza serving as chairman. In 2008, the Governance and

Nominating Committee of the Board met two times, either in person or by conference telephone. You can find the Governance and Nominating Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Specific responsibilities of the Governance and Nominating Committee include:

•

identifying individuals qualified to serve as directors, recommending to the Board nominees for election at our annual meetings of stockholders and recommending to the Board individuals to fill vacancies on the Board;

•	making recommendations to the Board concerning the criteria for membership on the Board and the size, composition, chairmanship and compensation of the Board and its committees;

•	monitoring and making recommendations to the Board regarding corporate governance matters;

•	generally advising the Board on corporate governance matters; and

•	conducting an annual review of the performance of the Board and its committees.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended nominees, the Governance and Nominating Committee applies certain criteria found in our Corporate Governance Guidelines. Each nominee should possess:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	sound judgment and a willingness and ability to contribute positively to decision-making processes;

•	a commitment to understand us and our industry and to regularly attend and participate in meetings of the Board and, as applicable, its committees;

•

the interest and ability to understand sometimes conflicting interests of various constituencies, such as stockholders, employees, customers, governmental or regulatory bodies, creditors and the general public, and to act in the interests of all stockholders; and

•	no actual or apparent conflict of interest that would impair the ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.

The Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for a nominee. The objective of the Governance and Nominating Committee is for the backgrounds and qualifications of the directors as a group to provide a significant breadth of experience, knowledge and abilities.

Process for Director Nominations

The Governance and Nominating Committee recommends to the Board individuals to be nominated for election as directors. In considering an incumbent director as a nominee, the Governance and Nominating Committee considers his or her prior contributions to the functioning of the Board. The Governance and Nominating Committee may also receive recommendations for nominees from members of the Board or management and may from time to time engage a third-party search firm to help identify potential nominees. If a candidate is identified, the Governance and Nominating Committee evaluates his or her qualifications and other biographical information, taking into account the backgrounds and qualifications of the continuing members of the Board and the criteria included in our Corporate Governance Guidelines. Members of the Governance and Nominating Committee and our Chief Executive Officer then interview the candidate or, if multiple candidates are identified, select candidates. Following discussion of the candidates identified and evaluated, the Governance and Nominating Committee recommends to the Board a slate of nominees for election.

Stockholders may recommend individuals for consideration by the Governance and Nominating Committee as potential nominees for director by submitting their names, together with, for each potential nominee, a comprehensive written resume of his or her business experience and background and a signed consent stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director, to Governance and Nominating Committee, c/o Secretary, Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101. The submission must also include a statement as to whether the stockholder has beneficially owned or, if the recommendation is being made by a group of stockholders, whether the group of stockholders has beneficially owned, more than 5% of our common stock for at least one year as of the date the recommendation is made. Assuming that the required information has been provided by the same deadline that applies for stockholder proposals to be included in the proxy materials for our 2010 annual meeting of stockholders as specified under “Deadline for Stockholder Proposals and Stockholder Nominations” below, the committee will evaluate stockholder-recommended candidates using substantially the same process and applying substantially the same criteria as described above. Stockholders may also have the right under our bylaws to nominate director candidates directly by following the procedures described in our bylaws. See “Deadline for Stockholder Proposals and Stockholder Nominations” below.

At the meeting, stockholders will be asked to consider the election of Mr. Burrill, Dr. De Souza and Mr. Skaletsky, each of whom currently serves on the Board. Mr. Burrill, Dr. De Souza and Mr. Skaletsky were recommended to the Board for nomination by the Governance and Nominating Committee.

Audit Committee

The current members of the Audit Committee are Mr. Blixt, Mr. Burrill and Mr. Richard, with Mr. Blixt serving as chairman. The Board has determined that the audit committee has at least one “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and that Mr. Burrill is an audit committee financial expert.

In 2008, the Audit Committee met six times, either in person or by conference telephone. You can find the Audit Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. The Audit Committee assists the Board in its oversight of our accounting, financial reporting and internal control functions. Specific responsibilities of the Audit Committee include:

•	overseeing the annual audit process, as well as the review of our interim financial statements;

•

being responsible for the appointment, compensation, retention and oversight of any independent registered public accounting firm that we engage to issue an audit report or perform other audit, review or attest services, including evaluating auditor independence;

•	approving related person transactions;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	reviewing management’s assessment of the effectiveness of, and the independent auditor’s report on, our internal control over financial reporting; and

•	preparing the report required to be included in our annual proxy statement in accordance with applicable SEC rules.

Compensation Committee

The current members of the Compensation Committee are Dr. Barrett, Ms. Brown, Dr. Dunton and Mr. Skaletsky, with Mr. Skaletsky serving as chairman. In 2008, the Compensation Committee met three times, either in person or by conference telephone. You can find the Compensation Committee charter on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. Specific responsibilities of the Compensation Committee include:

•	periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;

•	reviewing the performance of our chief executive officer and establishing the compensation of all of our executive officers;

•	administering our 2006 Stock Incentive Plan and any other stock-based plans and other employee benefit and incentive plans;

•

reviewing and discussing with management our Compensation Discussion and Analysis disclosure and formally recommending to the Board that it be included in our annual report on Form 10-K (either directly or by incorporation by reference to our annual proxy statement); and

•	preparing the Compensation Committee report for inclusion in our annual report on Form 10-K (either directly or by incorporation by reference to our annual proxy statement).

The Compensation Committee regularly consults with members of our senior management team regarding our executive compensation program. Our executive compensation program, including the role that members of our senior management team and outside compensation consultants play in assisting with establishing compensation, is discussed below under “Compensation Discussion and Analysis.”

The Compensation Committee has the discretion to delegate any of its authority to a subcommittee. In addition, the Board has delegated to Dr. deBethizy, as Chief Executive Officer, the authority to grant stock options under our 2006 Stock Incentive Plan, subject to limits and other conditions specified by the Board or the Compensation Committee, the terms of that plan and applicable law. In particular, Dr. deBethizy does not have the authority to grant stock options to our senior management team.

Compensation Committee Interlocks and Insider Participation

None of Mr. Skaletsky, Dr. Barrett, Ms. Brown or Dr. Dunton was an officer within the meaning of Rule 3b-2 under the Securities Exchange Act of 1934, or the “1934 Act,” or employee of ours during or prior to fiscal 2008. Dr. Barrett is a general partner of NEA Partners 10, L.P., the general partner of New Enterprise Associates 10, Limited Partnership. New Enterprise Associates 10, Limited Partnership, which is our largest stockholder, purchased 1,300,000 shares of common stock at a price of $7.07 per share in a public offering that we completed in January 2008.

None of our executive officers served during fiscal 2008 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Compensation Committee.

Stockholder Communications

The Board will receive and review written communications submitted by stockholders to the attention of the Board. The chairman of the Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Secretary, Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101. The Secretary will forward all communications addressed to the Board to the chairman of the Governance and Nominating Committee. You should indicate on your correspondence that you are a Targacept stockholder. In addition, you can find procedures to express any concerns or complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address a number of matters applicable to directors, including, as examples, independence, qualification standards, compensation, conduct and frequency of meetings, executive sessions and management evaluation and succession. You can find our Corporate Governance Guidelines on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab.

Code of Business Conduct and Ethics

The Board has also adopted a Code of Business Conduct and Ethics applicable to all Company personnel, including our directors and executive officers. The Code of Business Conduct and Ethics is designed, among other things, to reflect our commitment to fair and ethical conduct and compliance with law. You can find the Code of Business Conduct and Ethics on the “Investor Relations” page of our website, www.targacept.com, under the “Corporate Governance” tab. To the extent permissible under applicable law, the rules of the SEC or NASDAQ listing standards, we also intend to post on our website any amendment to the Code of Business Conduct and Ethics that requires disclosure under applicable law, SEC rules or NASDAQ listing standards. Any waiver of the Code of Business Conduct and Ethics for any executive officer or director must be approved by the Board and will be disclosed on a Form 8-K filed with the SEC, along with the reasons for the waiver.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is our only class of voting security. The following table sets forth information regarding the beneficial ownership of our common stock as of April 10, 2009 for:

•	each of the individuals identified as “named executive officers” in the Summary Compensation Table on page 28 of this proxy statement;

•	each of our directors and director nominees;

•	all of our directors and executive officers as a group; and

•	each person, entity or group of affiliated persons or entities known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined under SEC rules and includes sole or shared voting power or dispositive power with respect to shares of our common stock. The number and percentage of shares beneficially owned by a person or entity also include shares of common stock subject to stock options that are currently exercisable or become exercisable within 60 days of April 10, 2009. However, these shares are not deemed to be outstanding for the purpose of computing the percentage of shares beneficially owned of any other person or entity. Except as indicated in footnotes to this table or, where applicable, to the extent authority is shared by spouses under community property laws, the beneficial owners named in this table have, to our knowledge, sole voting and dispositive power with respect to all shares of common stock shown to be beneficially owned by them. Percentage of shares beneficially owned is based on 24,965,173 shares of common stock outstanding on April 10, 2009. Unless otherwise indicated, the address of all listed beneficial owners is c/o Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with New Enterprise Associates 10, Limited Partnership 1119 St. Paul Street Baltimore, Maryland 21202	4,572,999	(1)	18.3%

Wellington Management Company, LLP 75 State Street Boston, MA 02109	3,304,882	(2)	13.2%

Entities affiliated with Nomura Phase4 Ventures Limited Nomura House 1 St. Martin’s-le-Grand London EC1A 4NP United Kingdom	2,136,904	(3)	8.6%

Entities affiliated with BVF Partners L.P. 900 North Michigan Avenue, Suite 1100 Chicago, Illinois, 60611	2,087,001	(4)	8.4%

Entities affiliated with EuclidSR Partners, L.P. 45 Rockefeller Plaza, Suite 3240 New York, New York 10111	1,436,746	(5)	5.8%

Entities affiliated with GlaxoSmithKline plc 980 Great West Road Brentford Middlesex TW8 9GS ENGLAND	1,424,176	(6)	5.7%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Directors and Named Executive Officers
Mark Skaletsky	68,832	(7)	*
M. James Barrett	4,606,012	(8)	18.4%
Charles A. Blixt	42,500	(9)	*
Julia R. Brown	29,583	(10)	*
G. Steven Burrill	827,895	(11)	3.3%
Errol B. De Souza	47,833	(12)	*
Alan W. Dunton	45,416	(13)	*
John P. Richard	48,833	(14)	*
Ralph Snyderman	22,083	(15)	*
J. Donald deBethizy	627,921	(16)	2.5%
Alan A. Musso	190,583	(17)	*
Geoffrey C. Dunbar	224,248	(18)	*
Jeffrey P. Brennan	127,227	(19)	*
Merouane Bencherif	229,361	(20)	*
All executive officers and directors as a group (16 persons)	7,480,839	(21)	27.7%

*	Represents beneficial ownership of less than one percent of our common stock

(1)	The information reported is based on information provided by New Enterprise Associates 10, Limited Partnership on February 9, 2009. Includes 4,563,512 shares owned of record by New Enterprise Associates 10, Limited Partnership for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris, C. Richard Kramlich, Charles W. Newhall, III, Mark W. Perry, Scott D. Sandell and Eugene A. Trainor, III, each of whom is a general partner of NEA Partners 10, L.P., the general partner of New Enterprise Associates 10, Limited Partnership; 3,154 shares owned of record by NEA Ventures 2002, L.P. for which voting and dispositive power is held by its general partner, Pamela J. Clark; and 2,000 shares owned of record by, and 4,333 shares issuable upon exercise of options exercisable currently or within 60 days of April 10, 2009 held by, New Enterprise Associates, Inc. (f/k/a NEA Development Corp.) for which voting and dispositive power is shared by Peter J. Barris, Ryan D. Drant, C. Richard Kramlich, Charles W. Newhall, III, Mark W. Perry and Scott D. Sandell, each of whom is a member of the board of directors of NEA Management Company, LLC, the sole owner of New Enterprise Associates, Inc. New Enterprise Associates 10, Limited Partnership disclaims beneficial ownership of the shares owned of record by NEA Ventures 2002, L.P. and New Enterprise Associates, Inc. in which it has no pecuniary interest. NEA Partners 10, L.P., each of the general partners of NEA Partners 10, L.P., the general partner of NEA Ventures 2002, L.P., NEA Management Company, LLC and each of the members of the board of directors of NEA Management Company, LLC disclaim beneficial ownership of all of the shares owned of record by, or issuable upon the exercise of options held by, New Enterprise Associates 10, Limited Partnership, NEA Ventures 2002, L.P. or New Enterprise Associates, Inc., except to the extent of his or her pecuniary interest therein.

(2)	The information reported is based on information provided by Wellington Management Company, LLP on February 19, 2009. Wellington Management Company, LLP is an investment adviser registered with the SEC under Section 203 of the Investment Advisers Act of 1940, as amended, and, in its capacity as investment adviser, shares dispositive and, in some cases, voting power with respect to these shares, which are owned of record by numerous investment advisory clients. Wellington Management Company, LLP disclaims any pecuniary interest in these shares.

(3)

The information reported is based on information provided by Nomura International plc, Nomura Phase4 Ventures LP and Nomura Phase4 Ventures Limited on February 17, 2009. Includes 1,190,476 shares owned of record by Nomura International plc and 946,428 shares owned of record by Nomura Phase4 Ventures LP. Nomura Phase4 Ventures Limited, as manager of Nomura International plc and as manager of Nomura Phase4 Ventures LP (pursuant to an investment management agreement with Nomura Phase4 Ventures LP), has voting and dispositive power with respect to these shares. Mr. Hiromichi Aoki and Dr. Denise Pollard-Knight are the only two members of the board of directors of Nomura Phase4 Ventures Limited, and each of them exercises the voting and dispositive power of Nomura Phase4 Ventures Limited. Mr. Aoki and Dr. Pollard-Knight and each of Nomura International plc, Nomura Phase4 Ventures LP and Nomura Phase4 Ventures GP Limited disclaim beneficial ownership of these shares.

(4)	The information reported is based on a Schedule 13G/A filed with the SEC on January 27, 2009. Includes 472,301 shares owned of record by Biotechnology Value Fund, L.P., 317,300 shares owned of record by Biotechnology Value Fund II, L.P., 1,160,800 shares owned of record by BVF Investments, L.L.C. and 136,600 shares owned of record by Investment 10, L.L.C. BVF Partners L.P., the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., the manager of BVF Investments, L.L.C. and the investment manager of Investment 10, L.L.C., and BVF Inc., the general partner of BVF Partners L.P., share voting and dispositive power with respect to these shares. Mark N. Lampert is the owner, sole director and an officer of BVF Inc.

(5)	The information reported is based on information provided by EuclidSR Partners and EuclidSR Biotechnology Partners on February 11, 2009. Includes 1,152,631 shares owned of record by EuclidSR Partners, L.P. and 284,115 shares owned of record by EuclidSR Biotechnology Partners, L.P. Graham D.S. Anderson, Milton J. Pappas, Stephen K. Reidy and Raymond J. Whitaker, each of whom is a general partner both of EuclidSR Associates, L.P., the general partner of EuclidSR Partners, L.P., and EuclidSR Biotechnology Associates, L.P., the general partner of EuclidSR Biotechnology Partners, L.P., share voting and dispositive power with respect to these shares. Each of the general partners of EuclidSR Associates, L.P. and EuclidSR Biotechnology Associates, L.P. disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(6)	The information reported is based on a Schedule 13G/A filed with the SEC on February 17, 2009. Includes 1,096,932 shares owned of record by Glaxo Group Limited and 327,244 shares owned of record by SmithKline Beecham Corporation. Glaxo Group Limited and SmithKline Beecham Corporation are wholly owned subsidiaries of GlaxoSmithKline plc.

(7)	Includes 57,500 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(8)	Includes 42,500 shares subject to options exercisable currently or within 60 days of April 10, 2009. Also includes 4,563,512 shares owned of record by New Enterprise Associates 10, Limited Partnership for which voting and dispositive power is shared by M. James Barrett, Peter J. Barris, C. Richard Kramlich, Charles W. Newhall, III, Mark W. Perry, Scott D. Sandell and Eugene A. Trainor, III, each of whom is a general partner of NEA Partners 10, L.P., the general partner of New Enterprise Associates 10, Limited Partnership. Dr. Barrett disclaims beneficial ownership of the shares owned of record by New Enterprise Associates 10, Limited Partnership, except to the extent of his pecuniary interest therein.

(9)	Subject to options exercisable currently or within 60 days of April 10, 2009.

(10)	Includes 22,083 shares issuable upon exercise of options exercisable currently or within 60 days of April 10, 2009.

(11)	Includes 42,500 shares issuable upon exercise of options exercisable currently or within 60 days of April 10, 2009. Also includes 778,062 shares owned of record by Burrill Biotechnology Capital Fund, L.P. for which voting and dispositive power is shared by G. Steven Burrill, Bryant Fong, Ann Hanham, John Hamer, Victor Hebert and Roger E. Wyse, the members of its investment committee; and 2,000 shares owned of record by, and 5,333 shares issuable upon exercise of options exercisable currently or within 60 days of April 10, 2009 held by, Burrill & Company LLC for which voting and dispositive power is held by G. Steven Burrill, the chief executive officer of Burrill & Company LLC. Mr. Burrill disclaims beneficial ownership of the shares owned of record by, or issuable upon the exercise of options held by, Burrill Biotechnology Capital Fund, L.P. and Burrill & Company LLC, except to the extent of his pecuniary interest therein. Each of the other members of the investment committee of Burrill Biotechnology Capital Fund, L.P. disclaims beneficial ownership of the shares owned of record by Burrill Biotechnology Capital Fund, L.P., except to the extent of his or her pecuniary interest therein.

(12)	Includes 42,500 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(13)	Subject to options exercisable currently or within 60 days of April 10, 2009.

(14)	Includes 43,500 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(15)	Subject to options exercisable currently or within 60 days of April 10, 2009.

(16)	Includes 581,004 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(17)	Includes 187,784 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(18)	Includes 200,493 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(19)	Subject to options exercisable currently or within 60 days of April 10, 2009.

(20)	Includes 221,626 shares subject to options exercisable currently or within 60 days of April 10, 2009.

(21)	Includes 2,018,376 shares subject to options exercisable currently or within 60 days of April 10, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC rules to provide us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us for the year ended December 31, 2008 and information provided to us by those persons required to file such reports, we believe that all forms required to be filed by Section 16(a) were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

New Enterprise Associates 10, Limited Partnership, which beneficially owns more than 5% of our outstanding shares of common stock, purchased 1,300,000 shares of common stock at a price of $7.07 per share in a public offering that we completed in January 2008. M. James Barrett, a Class II director, is a general partner of NEA Partners 10, L.P., the general partner of New Enterprise Associates 10, Limited Partnership.

Related Person Transactions Policy

The Board has adopted a written policy pursuant to which each actual or proposed financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or series of similar financial transactions, arrangements or relationships, other than specified employment and compensatory matters, in which we were or would be a participant, the amount involved exceeds $120,000 and a “related person” (as defined under applicable SEC rules) has a direct or indirect material interest is submitted to our Audit Committee for its review and approval or, if applicable, ratification. These transactions, arrangements or relationships are known as “related person transactions.”

Under the policy, our Chief Financial Officer and General Counsel consult with regard to any proposed transaction, arrangement or relationship that is identified as a possible related person transaction. If they determine that we desire to proceed with the proposed transaction, arrangement or relationship and the General Counsel determines that, based on available information, the proposed transaction may constitute a related person transaction, it is submitted to the Audit Committee for its consideration. The Audit Committee is to consider all available relevant facts and circumstances, including the benefits to us, the impact on a director’s independence in the event the related person is a director (or a family member or entity affiliated with a director), the availability of other sources for comparable products or services, the proposed terms and the terms available to or from parties that are not related persons. Absent special circumstances, the Audit Committee is to approve only those related person transactions that it determines to be in or not contrary to the best interests of us and our stockholders. No member of the Audit Committee is to participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

The public offering of our common stock that we completed in January 2008 in which New Enterprise Associates 10, Limited Partnership participated was approved by the Board, rather than by the Audit Committee.

Indemnification Agreements

In connection with our initial public offering in April 2006, the Board approved indemnification agreements for each of our directors and officers. Subsequently, the Board approved an indemnification agreement for each director who joined or joins the Board thereafter. Pursuant to the indemnification agreements, we have agreed to indemnify and hold harmless our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he or she is made or threatened to be made a party or participant by reason of his or her service as a current or former director, officer, employee or agent of us. The agreements also provide for the advancement of expenses to directors and officers subject to specified conditions. There are certain exceptions to our obligation to indemnify our directors and officers, including with respect to any intentional malfeasance or act where the director or officer did not in good faith believe he or she was acting in our best interests, with respect to “short-swing” profit claims under Section 16(b) of the 1934 Act and, with certain exceptions, with respect to proceedings that he or she initiates.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Role of Compensation Committee in the Compensation Process

The Compensation Committee of the Board is responsible for establishing the components and amounts of compensation for each of our executive officers, including the individuals identified as “named executive officers” in the Summary Compensation Table on page 28 of this proxy statement. The current members of the Compensation Committee are Mr. Skaletsky, Dr. Barrett, Ms. Brown and Dr. Dunton, with Mr. Skaletsky serving as chairman. Each of the current members of the Compensation Committee served throughout fiscal 2008.

Compensation Consultant and Benchmarking

The Compensation Committee’s charter grants it the authority to retain outside advisors, including compensation experts, as it deems appropriate to advise it in connection with its responsibilities and to approve related fees and engagement terms. Any advisor engaged by the Compensation Committee reports directly to the Compensation Committee.

In September 2007, the Compensation Committee retained the services of the compensation consultant Radford Surveys + Consulting, a business unit of Aon Corporation, to provide various services related to our executive compensation. The services provided by the consultant included a comprehensive competitive review and analysis of our executive compensation program and the identification of a group of peer companies to enable appropriate benchmarking. The Compensation Committee believes that benchmarking the compensation that we pay to executive officers as compared to compensation paid to executives in comparable positions has utility in assessing market competitiveness and facilitating successful recruitment and retention, although it does not rely solely on market data in determining compensation for our executive officers.

Following receipt of initial feedback from the Compensation Committee, the consultant identified the following publicly-traded biotechnology or pharmaceutical companies headquartered in the United States as our peer group in the latter part of 2007: Acadia Pharmaceuticals Inc.; Affymax, Inc.; Alnylam Pharmaceuticals, Inc.; Altus Pharmaceuticals Inc.; CombinatoRx, Inc.; Cytokinetics, Incorporated; Infinity Pharmaceuticals, Inc.; Kosan Biosciences Inc.; Maxygen, Inc.; Memory Pharmaceuticals Corp.; Metabasis Therapeutics, Inc.; Micromet, Inc.; Rigel Pharmaceuticals, Inc.; Seattle Genetics, Inc.; Sunesis Pharmaceuticals Inc.; and Trubion Pharmaceuticals, Inc. The peer group was determined based upon consideration of various factors, including revenue, stage of clinical development programs, number of employees and market capitalization.

The consultant provided the Compensation Committee with compensation information for positions of companies with responsibilities comparable to our executive officers. The information included data for our peer group compiled from publicly-available information included in filings with the SEC and data for comparable companies in our industry based on number of employees from the Radford Life Sciences Survey, a well-known survey of compensation data for life science companies published by the consultant. In addition, for those positions for which the consultant viewed there to be sufficient publicly-available data for our peer group companies to provide a meaningful benchmark, the information included composite data that weighted the peer group and survey data equally. The elements of compensation for which the consultant provided data were base salary, short-term cash incentives, long-term equity incentives, equity ownership, total target compensation and total actual compensation. In addition, the consultant provided the Compensation Committee with equity ownership and stock-based plan management information both for our peer group and for other publicly-traded companies of similar size in our industry based on number of employees, as well as other published stock-based plan management guidelines.

The Compensation Committee utilized the data in connection with its consideration of stock option grants in December 2007 and January 2009 and in establishing the base salaries of our executive officers for fiscal 2008. Having received substantial data and information from the consultant in the latter part of 2007, the Compensation Committee did not engage the consultant to conduct any additional services during 2008.

In December 2008, as part of its process for determining executive compensation for fiscal 2009, the Compensation Committee reviewed the companies comprising our peer group and directed that Kosan Biosciences, Inc., which had been acquired, and Memory Pharmaceuticals Corp., which had signed an agreement to be acquired, be replaced with Array BioPharma, Inc. and ArQule, Inc.

Objectives of Executive Compensation

The primary objectives of our executive compensation are described below.

•	Remain competitive with similarly situated companies in our industry in order to attract and retain talented individuals to contribute to our long-term success.

We believe that our long-term success depends substantially on our ability to attract and retain highly-qualified, experienced individuals to serve as our executive officers, and we seek to determine executive compensation accordingly. We face intense competition for skilled executives in our industry. As a result, we believe that the total compensation package for each of our named executive officers must be at least competitive with comparable companies in our industry. Also, because we compete on a national scale for executive talent, we assess the competitiveness of our compensation in the United States as a whole, rather than regionally.

In furtherance of this objective, we generally aim for the annual base salary and total target cash compensation (which takes into account base salary and targets for bonus or other cash awards) for each of our named executive officers to be at or within a prescribed range of, or advancing towards, the 50th percentile for the comparable position for comparable companies in our industry. However, where we believe it to be necessary to meet our objective with respect to critical positions, we sometimes compensate at a higher level. The data that the

Compensation Committee utilized to establish the targeted percentiles in determining compensation for our executive officers for fiscal 2008 are discussed below under “Decision to Pay Each Element and Determination of Amounts for 2008.” For each of our executive officers, the targeted percentile represents a general aim and is not the sole factor in compensation determinations. Other factors that the Compensation Committee takes into account are described below.

•	Incentivize our named executive officers to achieve our business objectives and build stockholder value, thereby aligning their interests with the interests of our stockholders.

We believe that it is important for our compensation program to align the interests of our named executive officers with the interests of our stockholders to ensure that our named executive officers are invested in our long-term success and our goal of building stockholder value. To accomplish alignment of interests, each named executive officer’s compensation includes, in addition to base salary, the opportunity to receive an annual cash incentive bonus and eligibility for the grant of stock-based awards, which have historically been stock options. The annual cash incentive bonus is intended to make a substantial portion of each named executive officer’s potential total annual compensation contingent on the achievement of annual corporate performance objectives that the Compensation Committee believes advance our business interests and contribute to our future success and the building of stockholder value. Accordingly, the amount of annual cash incentive bonus that our named executive officers receive depends on the extent to which the performance objectives are achieved.

Stock option grants also serve to align the interests of our named executive officers with the interests of our stockholders. Because the exercise price of each stock option granted by our Compensation Committee is equal to the fair market value of the underlying stock as of the date of grant, the option results in a financial reward for the named executive officer only if the market price of our common stock increases after the grant date.

Together, these components of our executive compensation, which are described in more detail below under “Elements of and Rationale for Executive Compensation,” are designed to incentivize our named executive officers to work towards the achievement of our objectives in furtherance of our long-term success.

•	Achieve internal pay equity within our senior management team.

We believe that it is important that our executive compensation structure promote a cohesive management team. Accordingly, we seek to achieve internal equity in compensating our named executive officers. In particular, our goal is that the compensation paid to each named executive officer be equitable and commensurate with his position, experience, responsibilities and contributions to our overall performance and achievements.

Elements of and Rationale for Executive Compensation

Our total compensation program includes base salary, an annual cash incentive bonus and stock options or potentially other stock-based awards. These elements are designed, together, to accomplish the compensation objectives described above.

Base Salary

Base salary represents fixed cash compensation that does not vary for a particular year based on individual or corporate performance or results achieved and is intended to be compensation that employees in good standing can expect to receive. Base salary for each of our named executive officers is determined annually, taking into account:

•	the individual responsibilities of the named executive officer;

•

an assessment of the named executive officer’s individual performance, development and contributions to the achievement of our corporate performance objectives or otherwise to our achievements during the preceding year, as well as expected future contributions;

•	market salary data for executives with comparable responsibilities for comparable companies in our industry;

•	the historical base salary of the named executive officer during his employment with us, including the amount and timing of previous adjustments; and

•	the base salaries of our other executive officers.

Annual Cash Incentive Bonus

Each of our executive officers, including our named executive officers, participates in an incentive award program. Under this program, each named executive officer is eligible to receive an annual cash bonus in an amount based on:

•	his base salary received for the year;

•	a target bonus percentage of his base salary assigned by the Compensation Committee, which is subject to a minimum percentage specified in the named executive officer’s employment agreement; and

•

our achievement of specified performance objectives, as well as other corporate accomplishments, that the Compensation Committee believes advance our business interests and contribute to our future success and the building of stockholder value.

The Compensation Committee believes that, as a clinical-stage biopharmaceutical company, our performance is measured generally by our ability to advance product candidates into and through the clinic towards the market, to identify new product candidates for indications that may represent significant market opportunities, to attract collaborators with particularized expertise and substantial resources, to secure capital to fund our research and development activities and to manage our cash resources prudently. Accordingly, our specified performance objectives typically relate to one or more of the following areas—the discovery, progression or advancement of our product candidates, clinical or nonclinical development, preclinical research, regulatory operations, business development, alliance management and cash or budget management.

Under our incentive award program, at or about the beginning of each fiscal year, the Compensation Committee establishes corporate performance objectives for that year and ascribes a percentage weight to each objective. The aggregate weight for all of the objectives is at least equal to 100%. The performance objectives may include additional weighting associated with events considered by the Compensation Committee to be particularly challenging that, if achieved, would be expected to provide substantial benefit to us and our stockholders. In that event, the aggregate weight for all of the objectives exceeds 100%.

Following the end of the fiscal year, the Compensation Committee determines which of the specified performance objectives have been met, the circumstances surrounding any objective that has not been met (which may include, for example, a strategic change that occurred during the year or a partial achievement of the objective or achievement of the objective on a delayed basis) and whether, taking into account the circumstances, to credit all or any portion of the objective, and the extent to which any adjustment should be made for other corporate accomplishments that occurred during the year. The Compensation Committee then sets the cash incentive bonus percentage to be applied under the incentive award program for that year. Because the Compensation Committee believes that the achievement of our objectives and our overall success require inter-disciplinary contribution across our senior management team and that the achievement of, or failure to achieve, any particular objective reflects the performance of all of the members of our senior management team collectively, 100% of the annual cash incentive bonus paid to each member of our senior management team (including our named executive officers) is based on the achievement of our corporate performance objectives and other corporate accomplishments and not on individual performance. Accordingly, the amount of each named executive officer’s cash incentive bonus for a particular fiscal year is determined by multiplying his base salary paid times his target bonus percentage times the cash incentive bonus percentage set by the Compensation Committee for that year.

In addition to our senior management team, all of our other employees also participate in the incentive award program, but, for each of these employees, 50% of the annual cash incentive bonus is based on the cash incentive bonus percentage determined by the Compensation Committee as described above and the other 50% is based on individual performance.

Our incentive award program furthers our executive compensation objectives by:

•

focusing our named executive officers’ attention directly on, and incentivizing them to achieve, performance objectives, typically in the categories described above, that are designed to contribute both to our future success and to building stockholder value;

•

making a substantial portion of the annual compensation for our named executive officers contingent on achievement of the specified objectives, thereby aligning their interests with the interests of our stockholders; and

•

balancing the fixed cash compensation that, in some cases, may be lower than our named executive officers could potentially obtain at larger or more mature companies, thereby better enabling us to attract and retain executive talent.

Stock Options or other Stock-Based Awards

Our named executive officers and other employees are also eligible to be granted stock options or other stock-based awards under the Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through November 28, 2007, which is referred to in this Compensation Discussion and Analysis as the “2006 Plan.” The granting of awards to named executive officers under the 2006 Plan is within the discretion of the Compensation Committee or the Board. This includes the discretion to include which individuals receive awards, the number of shares to be subject to any award and any relevant price or vesting schedule. The 2006 Plan is the successor plan to the Targacept, Inc. 2000 Equity Incentive Plan, as amended and restated through March 15, 2006. The 2000 Equity Incentive Plan and the 2006 Plan are referred to together in this Compensation Discussion and Analysis as the “Equity Plans.”

Since our inception, the only stock-based awards that have been made to employees under the Equity Plans have been stock options, except for restricted stock issued to our founders when we became an independent company in 2000. All options that have been granted to our employees, including our named executive officers, have been designated as incentive options, subject to applicable limits imposed by the Code or tax regulations. Incentive options provide the potential for more favorable tax treatment for employees than nonqualified options. The Compensation Committee has elected historically to use stock options as our standard form of stock-based compensation due primarily to the expectation and familiarity of options as part of compensation packages for personnel in our industry and to enable greater flexibility for our employees in tax planning than they would have if we were to use, for example, restricted stock.

Historically, each option that has been granted to one of our employees has had an exercise price equal to the fair market value as of the date of grant, as determined in accordance with the applicable Equity Plan. Prior to June 2007, the 2006 Plan provided that fair market value as of the date of grant was equal to the closing price of our common stock on the NASDAQ Global Market on the trading day immediately preceding the date of grant. In June 2007, the Board approved an amendment to the 2006 Plan to provide that, unless otherwise determined in accordance with the terms of the plan, fair market value equals the closing price of our common stock on the NASDAQ Global Market on the date of grant.

The granting of options to named executive officers furthers our executive compensation objectives by:

•

aligning directly the interests of the named executive officer with the interests of our stockholders, inasmuch as the named executive officer only receives a financial reward as a result of the grant of an option priced at fair market value if the market price of our common stock increases after the grant is made and then to no greater extent than any third party who purchased shares of our common stock on the same day as the grant date;

•	creating the possibility of substantial wealth accumulation that serves as a compelling recruitment tool given our stage of development and potential for growth; and

•	serving as a powerful retention tool because options granted to our named executive officers typically have vesting schedules that extend over a four-year period.

Timing of Option Grants

We do not have any program, plan or practice to select dates for options to be granted in coordination with the release of material non-public information. However, the Compensation Committee has from time to time in the past taken into account the anticipated timing for availability of results from clinical trials and the increased scrutiny surrounding the timing of option grants in an effort to avoid the appearance of impropriety. In late 2007, in an effort to set a prescribed time each year for consideration of option grants and to better coordinate consideration of stock-based compensation with consideration of the other elements of our executive compensation, the Compensation Committee determined that, beginning with 2008, it would, as a general matter, consider making option grants as part of the annual performance assessment process. The Compensation Committee contemplated initially that its consideration would typically occur at its fourth quarter meeting. However, in December 2008, the Compensation Committee determined that, because the extent to which we had achieved our performance objectives was not yet known and may not yet be known in the future as of the time of its fourth quarter meeting, it would instead as a general matter consider making option grants in January of the following year.

Decision to Pay Each Element and Determination of Amounts for 2008

In determining the elements and amounts of compensation to be paid to each of our named executive officers, the Compensation Committee reviews each named executive officer’s current and historical compensation, utilizing executive compensation statements, or “tally sheets,” to facilitate its review. The tally sheet for each named executive officer typically includes the following information:

•	base salary, target bonus percentage and the resulting target bonus, cash incentive bonus paid and 401(k) company match for each year of employment;

•	the number of shares of common stock held;

•

options previously granted, including the respective numbers of shares subject to the options and exercise prices, the total number of shares subject to all outstanding options, the number of those shares subject to exercisable options as of a recent date and the value of those exercisable options determined based on the fair market value of our common stock as of a recent date;

•	whether the exercise price of any outstanding option held is less than the then-current fair market value of the common stock (i.e., whether options are “underwater”); and

•

a description of our obligations under the named executive officer’s employment agreement in the event employment is terminated, other than for just cause, or in the event the named executive officer terminates employment for good reason. Our named executive officers’ employment agreements are described in more detail below under “Employment Agreements.”

Base Salary

As noted above, one of the objectives of our executive compensation is to remain competitive with similarly situated companies in our industry in order to attract and retain talented individuals to contribute to our long-term success. Accordingly, we generally aim for the annual base salary and total target cash compensation for each of our named executive officers to be at or within a prescribed range of, or advancing towards, the 50th percentile for the comparable position for comparable companies in our industry (or, in the case of total target cash compensation for Mr. Brennan, the 75th percentile due to his historical compensation beginning with his initial employment with us). To establish the targeted percentiles for base salary and total target cash compensation for our named executive officers for fiscal 2008, the Compensation Committee utilized the information provided by its consultant in the latter part of 2007. The data utilized by the Compensation Committee indicated that, for each of our named executive officers, base salary and total target cash compensation for fiscal 2007 approximated the 25th percentiles and did not reach our targeted percentiles.

In addition to the market data, the Compensation Committee considered Dr. deBethizy’s role in the consummation of our strategic alliance with GlaxoSmithKline in July 2007 in determining his base salary for fiscal 2008. With respect to the base salary for fiscal 2008 for each of our other named executive officers, the Compensation Committee also took into account Dr. deBethizy’s assessments of individual performance, development and contributions and resulting recommendations, as well as considerations of internal equity within our senior management team.

Based on its consideration of the foregoing factors, in December 2007 the Compensation Committee approved an increase in the base salary for:

•	Dr. deBethizy from $348,400 for fiscal 2007 to $384,525 for fiscal 2008;

•	Mr. Musso from $257,000 for fiscal 2007 to $276,575 for fiscal 2008;

•	Dr. Dunbar from $282,102 for fiscal 2007 to $292,102 for fiscal 2008;

•	Mr. Brennan from $257,700 for fiscal 2007 to $276,575 for fiscal 2008; and

•	Dr. Bencherif from $217,360 for fiscal 2007 to $230,060 for fiscal 2008.

For each of Mr. Musso, Dr. Dunbar, Mr. Brennan and Dr. Bencherif, the base salary increase for fiscal 2008 placed his base salary and the resulting total target cash compensation at or within a prescribed range of the targeted percentiles. For Dr. deBethizy, the base salary increase for fiscal 2008, taken together with the increase in his target bonus percentage described below, placed his total target cash compensation at or within a prescribed range of the target percentile.

Cash Incentive Bonus

In January 2008, the Compensation Committee increased the target bonus percentage for Dr. deBethizy for fiscal 2008 from 40% to 45% to enable his total target cash compensation for fiscal 2008 to reach the targeted percentile. In making its determination, the Compensation Committee considered data for total target cash compensation that it received from its consultant in the latter part of 2007, as well as the fact that Dr. deBethizy’s base salary for 2008 failed to reach the targeted percentile. The target bonus percentage for each of the other named executive officers for fiscal 2008 was 30%, unchanged from fiscal 2007.

For fiscal 2008, the Compensation Committee determined that the performance objectives under our incentive award program would include a mix of objectives designed to incentivize successful execution of our operating plans and development programs and objectives designed to reward successful outcomes. Accordingly, in January 2008, the Compensation Committee established the following performance objectives under our incentive award program for fiscal 2008:

•

completion of AstraZeneca’s Phase 2b clinical trials of our product candidate AZD3480 (TC-1734) in mild to moderate Alzheimer’s disease and cognitive dysfunction in schizophrenia and achievement of clinical proof of concept in either trial;

•

execute the third year of the research plan for our preclinical research collaboration with AstraZeneca and accomplish budgeted milestone events, which included the initiation of toxicology studies of two product candidates and the submission of a regulatory filing to initiate clinical trials for a third product candidate;

•	successfully complete a Phase 1 single rising dose trial of our product candidate TC-5214 by a specified date;

•	initiate a Phase 2 clinical proof of concept trial of TC-5214 as an augmentation therapy for major depressive disorder and be on track to complete the treatment portion of the trial by June 30, 2009;

•	successfully complete a Phase 1 single rising dose trial and a Phase 1 multiple rising dose clinical trial of our product candidate TC-5619 by a specified date;

•	enroll the first subject in a Phase 2 clinical proof of concept trial of TC-5619;

•	successfully complete dosing in a Phase 1 single rising dose trial and a Phase 1 multiple rising dose clinical trial of our product candidate TC-6499;

•

achieve eligibility for payments upon the achievement of specified milestone events under our strategic alliance agreement with GlaxoSmithKline related to the progression of preclinical product candidates;

•	achieve specified business development objectives; and

•	complete a pilot clinical study of AZD3480 in attention deficit/hyperactivity disorder in adults that achieves positive top-line results.

The aggregate percentage weight for the performance objectives was 135%.

Because of the importance of research and development activities in building stockholder value for a clinical-stage biopharmaceutical company and because the performance objectives established for fiscal 2008 were designed in substantial part to incentivize or reward either the advancement of our product development pipeline directly or activities that could facilitate the advancement of our product development pipeline, the Compensation Committee believed that management’s efforts to achieve the performance objectives would further the interests of us and our stockholders. Moreover, the Compensation Committee did not believe that, when established, the performance objectives created risk that our management would be incentivized to take imprudent actions. If circumstances were to evolve during 2008 to the effect that achievement of one or more of the performance objectives might no longer be in the interest of us or our stockholders, it was contemplated that the circumstances would be discussed at meetings of the Board held throughout the year and that the Compensation Committee would consider appropriate action. The Compensation Committee believes that the discretion that it retains to modify any performance objective during the year or to credit any performance objective that may not have been met for a particular reason (such as, for example, a strategic change that occurs during the year) limits the likelihood that management would be incentivized to take imprudent actions merely to achieve a performance objective.

In January 2009, the Compensation Committee set the cash incentive bonus percentage to be applied under our incentive award program for fiscal 2008 at 60%. In setting the cash incentive bonus percentage, the Compensation Committee determined that we had met the performance objectives related to TC-5214, TC-6499, our preclinical research collaboration with AstraZeneca and the progression of preclinical product candidates under our strategic alliance agreement with GlaxoSmithKline and credited the performance objective related to the completion of Phase 1 clinical development of TC-5619 because the objective had been achieved on a delayed basis and the delay was not expected to have an impact on the timing of a potential Phase 2 clinical proof of concept trial of TC-5619. The Compensation Committee determined that the remaining performance objectives were not met.

Based on the cash incentive bonus percentage and the target bonus percentages for fiscal 2008 described above, in January 2009, Dr. deBethizy received a cash incentive bonus of $103,822, Mr. Musso received a cash incentive bonus of $49,784, Dr. Dunbar received a cash incentive bonus of $52,578, Mr. Brennan received a cash incentive bonus of $49,784 and Dr. Bencherif received a cash incentive bonus of $41,411.

Stock Options

In December 2008 and January 2009, the Compensation Committee conducted a review of various matters related to our Equity Plans, including (1) the number of shares available for issuance under the 2006 Plan, (2) the percentage of stock options outstanding under the Equity Plans that were underwater, both overall and on an individual-by-individual basis, (3) a comparison of the number of shares subject to stock options granted under the Equity Plans as a percentage of shares issued and outstanding, which is known as “burn rate,” over one-year and three-year periods as compared to comparable companies based on number of employees obtained from the Radford Advisory Services 2008 GLS Equity Trends Report, which is referred to in this proxy statement as the “Radford Equity Trends Report,” (4) a comparison of the number of shares either underlying stock options outstanding under the Equity Plans or reserved for future issuance under the 2006 Plan as a percentage of shares issued and outstanding, which is known as “equity overhang,” as compared to comparable companies based on number of employees obtained from the Radford Equity Trends Report, and (5) stock-based plan management guidelines for burn rate and equity overhang published by RiskMetrics Group in 2008.

On January 9, 2009, based on its review of the foregoing factors and giving consideration both to the value of stock options as an incentive and retention tool and its decision described below regarding base salaries for fiscal 2009, the Compensation Committee determined to grant a stock option to purchase shares of our common stock to each of our named executive officers, as well as to our other executive officers and substantially all of our other employees. In establishing the number of shares to be subject to all of the stock options in the aggregate, the Compensation Committee determined to stay within or near the data from the Radford Equity Trends Report and within the RiskMetrics Group guidelines for burn rate and equity overhang. The number of shares to be subject to the stock options granted to each of our named executive officers was then determined taking into account the aggregate potential equity ownership data for companies in our peer group that the Compensation Committee received from its consultant in the latter part of 2007, stock option grant valuation data by position for companies in our peer group, where available, and for comparable companies in our industry based on number of employees from the Radford Life Sciences Survey, considerations of internal equity and an objective of continuing the previous practice of targeting aggregate potential equity ownership at or within a prescribed range of the 75th percentile for the comparable positions for comparable companies.

The number of shares subject to the option granted to Dr. deBethizy was 65,000; the number of shares subject to the options granted to each of Mr. Musso and Mr. Brennan was 52,500; the number of shares subject to the option granted to Dr. Dunbar was 46,000; and the number of shares subject to the option granted to Dr. Bencherif was 42,500. All of the options have an exercise price of $2.93 per share, the closing price of our common stock on the NASDAQ Global Market on January 9, 2009.

Actions Taken for Fiscal 2009

Following the end of 2008, the Compensation Committee determined that no adjustments would be made to the base salary of any member of our senior management team, including our named executive officers, for fiscal 2009. In making its determination, the Compensation Committee considered available survey information regarding plans of life science companies related to wages for 2009, our current cash resources, the unfavorable market conditions and financing environment, our stock price, clinical trial results of our product candidates in 2008 and the uncertainty as to whether our strategic collaborator AstraZeneca would determine to continue development of our product candidate AZD3480.

Role of Management in the Compensation Process

As described above, the Compensation Committee determines the base salary and target bonus percentage for each of our executive officers, including our named executive officers, on an annual basis. As part of the process, our Controller, at the direction of Dr. deBethizy or Mr. Skaletsky, assembles with respect to each executive officer current base and total compensation data and compensation history, data showing the relationship of the executive officer’s compensation to the compensation of our other executive officers, and base and total compensation data for executives in comparable positions in our peer group or comparable companies in our industry based on number of employees as reflected in the Radford Life Sciences Survey. This information is provided in addition to any peer group or other data or information that may be provided by any compensation consultant engaged by the Compensation Committee. Our Controller currently uses tally sheets as the format for organizing the information for our executive officers.

For each executive officer other than himself, Dr. deBethizy makes a recommendation regarding base salary and target bonus percentage to the Compensation Committee, taking into account the factors discussed above. At or about the same time, Dr. deBethizy proposes to the Compensation Committee corporate performance objectives, determined in consultation with our entire senior management team, for the incentive award program. He then participates in the meeting at which the Compensation Committee determines the base salary and target bonus percentage for our named executive officers and the objectives for the incentive award program. No other member of management is present for the portion of this meeting during which these matters are finally determined. Dr. deBethizy is excused from the portion of the meeting when his performance is considered and his base salary and target bonus percentage are determined.

With respect to the granting of options, the Compensation Committee has historically determined the period of time over which the shares reserved for issuance under the Equity Plans may be considered for grant. In making that determination, the Compensation Committee takes into account market data relating to burn rate and equity overhang for comparable companies in our industry, overall employee ownership, dilutive events and the role of stock-based awards in meeting the objectives of our compensation program. Based on the guidance received from the Compensation Committee, Dr. deBethizy may from time to time propose that the Compensation Committee consider the grant of options. In that event, Dr. deBethizy typically recommends a number of shares to be made subject to the option proposed to be granted to each of our executive officers based on our executive compensation objectives and the factors discussed above. The Compensation Committee then makes the determination whether to grant any or all of the options and, if it determines to make a grant, the individuals who will receive an option and the number of shares to be subject to such option. As discussed above, the Compensation Committee has determined that, as a general matter, it will consider making option grants as part of the annual performance assessment process each January.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that accompanies this report with Targacept’s management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Targacept’s Annual Report on Form 10-K for the year ended December 31, 2008.

This Compensation Committee report shall be deemed furnished in Targacept’s Annual Report on Form 10-K for the year ended December 31, 2008, is otherwise not incorporated by reference into any of Targacept’s previous filings with the SEC and is not to be incorporated by reference into any of Targacept’s future filings with the SEC, irrespective of any general statement included in any such filing that incorporates the Annual Report on Form 10-K referenced above or this proxy statement by reference, unless such filing explicitly incorporates this Compensation Committee report by reference.

Respectfully submitted,

Mark Skaletsky, Chairman

M. James Barrett, Ph.D.

Julia R. Brown

Alan W. Dunton, M.D.

Summary Compensation

The following table contains information regarding the total compensation for the fiscal years ended December 31, 2008, 2007 and 2006 of our chief executive officer, chief financial officer and three other most highly compensated executive officers who were serving as executive officers on December 31, 2008. We refer to these individuals in this proxy statement as our “named executive officers.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (1)	All Other Compensation (3)	Total
J. Donald deBethizy President and Chief Executive Officer	2008	$384,525	$8,652	$259,810	$95,170	$13,800	$761,957
	2007	348,400	10,452	320,549	205,556	13,500	898,457
	2006	335,000	33,500	244,187	180,900	13,200	806,787

Alan A. Musso Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	2008	276,575	4,149	127,934	45,635	13,800	468,093
	2007	257,000	5,782	100,879	113,723	13,500	490,884
	2006	233,728	17,530	68,577	94,659	13,200	427,694

Geoffrey C. Dunbar Vice President, Clinical Development and Regulatory Affairs	2008	292,102	4,382	154,341	48,196	13,800	512,821
	2007	282,102	6,347	109,487	124,830	13,500	536,266
	2006	269,602	20,220	71,182	109,189	13,200	483,393

Jeffrey P. Brennan Vice President, Business and Commercial Development	2008	276,575	4,149	141,568	45,635	13,800	481,727
	2007	257,700	5,798	110,123	114,033	13,500	501,154
	2006	245,700	18,427	44,504	99,509	13,200	421,340

Merouane Bencherif Vice President, Preclinical Research	2008	230,060	3,451	153,373	37,960	13,800	438,644
	2007	217,360	4,891	107,460	96,181	13,500	439,392
	2006	208,000	15,600	68,796	84,240	13,200	389,836

(1)	The amounts in these columns, together, reflect for each fiscal year shown cash payments made in January of the following year pursuant to our incentive award program. Our incentive award program is discussed above under “Compensation Discussion and Analysis.”

(2)	The amounts in this column reflect for each fiscal year shown dollar amounts recognized as compensation expense for financial reporting purposes with respect to stock options granted prior to or during the year in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R), disregarding estimated forfeitures. There were no actual forfeitures by any named executive officer in any fiscal year shown. The assumptions used to calculate these amounts are discussed in Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(3)	The amounts in this column represent matching contributions that we made under our 401(k) plan.

Information Relating to Plan-Based Awards

The following table contains information regarding grants of plan-based awards to our named executive officers made during the fiscal year ended December 31, 2008. No equity incentive plan awards were made to any of our named executive officers during the fiscal year ended December 31, 2008.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards
		Threshold	Target	Maximum
J. Donald deBethizy	—		$173,036	$233,599
Alan A. Musso	—		82,973	112,013
Geoffrey C. Dunbar	—		87,631	118,301
Jeffrey P. Brennan	—		82,973	112,013
Merouane Bencherif	—		69,018	93,174

(1)	Our incentive award program is considered a non-equity incentive plan and is discussed above under “Compensation Discussion and Analysis.” There is no threshold amount payable under the program. The amounts shown in the “Target” column reflect each named executive officer’s target bonus percentage of base salary set by the Compensation Committee for fiscal 2008. The amounts shown in the “Maximum” column reflect the maximum amount payable to each named executive officer under the program based on his target bonus percentage and the aggregate weight for all of the corporate performance objectives approved by the Compensation Committee for fiscal 2008. The amount actually awarded to each named executive officer under the program is the sum of the amounts set forth above in the Summary Compensation Table in the columns “Bonus” and “Non-Equity Incentive Plan Compensation.” All amounts awarded under the program for fiscal 2008 were paid in January 2009.

Additional discussion regarding material factors that may be helpful in understanding the information included in the Summary Compensation Table and Grants of Plan-Based Awards table is included above under “Compensation Discussion and Analysis.”

Employment Agreements

We have entered into employment agreements with each of our named executive officers. Each employment agreement continues until terminated by us or by the named executive officer.

Each employment agreement provides for a minimum annual base salary that will be reviewed and is subject to increase in accordance with our policies and procedures. In addition, each named executive officer’s annual base salary is to be increased annually as necessary to be consistent with the median base salaries of employees in similar positions at comparable companies as described in the then current Radford biotechnology compensation report. Each named executive officer is also eligible to receive stock-based awards and to earn an annual bonus based on a target percentage of his annual base salary. Each named executive officer’s employment agreement provides for a minimum target bonus percentage, which may be increased at the discretion of the Board or Compensation Committee. For fiscal 2008, the target bonus percentage for Dr. deBethizy was 45% and the target bonus percentage for each of the other named executive officers was 30%.

If a named executive officer’s employment terminates for any reason, the named executive officer is entitled to receive a lump sum equal to any base salary, bonus and other compensation earned and due but not yet paid or, in the case of Mr. Brennan, earned and accrued through the effective date of termination. In addition, if we (or a successor) terminate a named executive officer’s employment other than for “Just Cause” or a named executive officer terminates his employment within one year following the first occurrence of “Good Reason,” he is entitled to receive:

•

severance following termination equal to his then current base salary for 12 months in the case of Dr. deBethizy and nine months for all other named executive officers or until he secures other employment, if shorter, payable monthly, except that any amount that would exceed the Code

Section 409A exemption would be payable in lump sum two and one-half months following the end of our taxable year in which the termination occurs;

•

acceleration of unvested options to purchase capital stock or restricted stock—Dr. deBethizy is entitled to 12 months acceleration, Mr. Brennan is entitled to nine months acceleration and all other named executive officers are entitled to six months acceleration;

•	continuation of the health and life insurance benefits coverage provided to him as of the date of termination for the period during which he receives severance; and

•	up to $10,000 in outplacement counseling services, if incurred by the named executive officer and paid by us within specified time periods.

Under the employment agreements:

•

“Just Cause” means the named executive officer’s: (i) willful and material breach of the agreement and his continued failure to cure the breach for a specified period; (ii) conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (iii) willful commission of an act of fraud, breach of trust, or dishonesty including, without limitation, embezzlement, that results in material damage or harm to our business, financial condition or assets; (iv) intentional damage or destruction of substantial property of ours. Mr. Brennan joined Targacept in 2003, after our other named executive officers. In the case of his agreement, “Just Cause” also means a violation of specified company policies or an act or omission contrary to generally expected ethical or professional standards.

•

“Good Reason” means: (i) any purported termination of the named executive officer’s employment that is not effected in accordance with the agreement; or (ii) any uncured failure to confer the benefits and compensation provided under the agreement or, in some cases, to comply with any other material provision of the agreement, in each case conditional on the named executive officer providing written notice of the initial existence of Good Reason within 90 days and the Good Reason continuing to exist 30 days after the notice.

Each employment agreement provides that the named executive officer shall at all times maintain the confidentiality of our proprietary information and shall not engage in a business defined in the agreements as competitive to us until 12 months after termination of employment with respect to Dr. deBethizy or nine months after termination of employment with respect to each other named executive officer.

Information Relating to Equity Awards

The following table contains information for each of our named executive officers regarding equity awards outstanding as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price		Option Expiration Date
J. Donald deBethizy	6,769		—		$3.53		9/14/2010
	798		—		5.10		2/14/2012
	4,415		—		5.10		1/13/2013
	20,833		—		5.10		1/30/2013
	10,938	(1)	—		1.75	(1)	1/30/2013
	98,014		—		5.10		10/30/2013
	104,356	(1)	—		1.75	(1)	10/30/2013
	5,868		—		5.63		1/25/2014
	167,403		—		1.75		3/28/2015
	143,226		85,937	(2)	5.55		8/15/2016
Alan A. Musso	13,701		—		5.10		2/24/2012
	5,101		—		5.10		1/13/2013
	11,197		—		5.10		1/30/2013
	968	(1)	—		1.75	(1)	1/30/2013
	23,254		—		5.10		10/30/2013
	23,255	(1)	—		1.75	(1)	10/30/2013
	2,880		—		5.63		1/25/2014
	48,000		—		1.75		3/28/2015
	40,921		24,554	(2)	5.55		8/15/2016
	11,663		25,661	(3)	8.51		12/18/2017
Geoffrey C. Dunbar	6,354		—		5.10		5/31/2011
	1,271	(1)	—		1.75	(1)	5/31/2011
	4,896		—		5.10		2/14/2012
	10,749		—		5.10		1/30/2013
	5,250	(1)	—		1.75	(1)	1/30/2013
	29,638		—		5.10		10/30/2013
	17,782	(1)	—		1.75	(1)	10/30/2013
	3,950		—		5.63		1/25/2014
	54,000		—		1.75		3/28/2015
	38,466		23,081	(2)	5.55		8/15/2016
	17,846		39,264	(3)	8.51		12/18/2017
Jeffrey P. Brennan	11,555		—		5.10		8/31/2013
	9,778	(1)	—		1.75	(1)	8/31/2013
	1,200		—		5.63		1/25/2014
	30,000		—		1.75		3/28/2015
	10,971		4,988	(4)	5.10		2/27/2016
	40,921		24,554	(2)	5.55		8/15/2016
	12,026		26,460	(3)	8.51		12/18/2017
Merouane Bencherif	23,206		—		3.53		9/14/2010
	3,952		—		5.10		2/14/2012
	6,456		—		5.10		1/13/2013
	10,750		—		5.10		1/30/2013
	5,250	(1)	—		1.75	(1)	1/30/2013
	27,814		—		5.10		10/30/2013
	27,814	(1)	—		1.75	(1)	10/30/2013
	50,000		—		1.75		3/28/2015
	38,466		23,081	(2)	5.55		8/15/2016
	17,846		39,264	(3)	8.51		12/18/2017

(1)	Granted together with the immediately preceding option shown in the above table as a single award and reflects the effect of a repricing of the portion of the award that was not yet exercisable as of March 31, 2005. The repricing was implemented by the Board in April 2005.

(2)	The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on the last day of six consecutive calendar quarters beginning March 31, 2009.

(3)	The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on the last day of 11 consecutive calendar quarters beginning March 31, 2009.

(4)	The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on the last day of five consecutive calendar quarters beginning March 31, 2009.

The following table contains information for each named executive officer regarding the exercise of stock options during the fiscal year ended December 31, 2008.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
J. Donald deBethizy	6,597	$54,435	—	—
Alan A. Musso	10,000	$82,500	—	—
Jeffrey P. Brennan	10,000	$78,402	—	—

(1)	The amount in this column is calculated based on the difference between the closing market price per share of our common stock on the respective dates of exercise and the exercise price per share of the respective exercised stock options.

Payments upon Termination in Certain Circumstances

Our employment agreements with our named executive officers provide for payments and benefits to the named executive officer if we terminate (or if a successor following a change of control terminates) his employment other than for Just Cause or, subject to certain timing and other conditions, he terminates his employment for Good Reason. The terms “Just Cause” and “Good Reason” and, in the case of Good Reason, the applicable conditions are discussed above under “—Employment Agreements.”

Under SEC rules, we are required to estimate and quantify the payments and benefits that would be payable upon the occurrence of a triggering event, as if the triggering event had occurred as of the last business day of the last fiscal year. Accordingly, the following table sets forth the estimated payments and benefits that would have become payable if we had terminated the employment of any of our named executive officers without Just Cause, or if any of our named executive officers had terminated his employment with us for Good Reason and the applicable conditions were met, as of December 31, 2008.

SUMMARY OF POTENTIAL PAYMENTS UPON TERMINATION

	Severance (1)	Incentive Award Program (2)	Value of Accelerated Options (3)	Continuation of Health and Life Insurance (4)	Outplacement Counseling Services	Total
J. Donald deBethizy	$384,525	$103,822	$—	$10,570	$10,000	$508,917
Alan A. Musso	207,431	49,784	—	10,892	10,000	278,107
Geoffrey C. Dunbar	219,077	52,578	—	7,841	10,000	289,496
Jeffrey P. Brennan	207,431	49,784	—	10,824	10,000	278,039
Merouane Bencherif	172,545	41,411	—	10,714	10,000	234,670

(1)	The amounts in this column reflect the aggregate amount that would be payable over 12 months in the case of Dr. deBethizy and over nine months in the case of each other named executive officer or, if shorter in each case, until such time as he secures other employment.

(2)	The amounts in this column are calculated based on the cash incentive bonus percentage set in January 2009 by the Compensation Committee for our incentive award program for fiscal 2008. As discussed above under “Compensation Discussion and Analysis,” the Compensation Committee determines the cash incentive bonus percentage to be applied under the program for a fiscal year following the end of the year based on our achievement of performance objectives and other corporate accomplishments that occurred during the year. The program anticipates that the cash incentive bonus percentage applied under the program is likely to change from year to year. In addition, with respect to each named executive officer, the amount in this column assumes that the amount that would be payable under the named executive officer’s employment agreement with respect to our incentive award program equals the amount of the annual cash incentive bonus that would have been payable to him under the program if his employment status had not changed.

(3)	The amounts in this column are calculated based on the difference between $3.56, the closing price of our common stock on the NASDAQ Global Market on December 31, 2008, and, if lower, the exercise price per share of each option for which vesting would be accelerated. Because the exercise price per share of each option for which vesting would be accelerated is greater than $3.56, there are no amounts shown.

(4)	The amounts in this column are calculated based on the monthly premiums that we pay for the medical, dental and life insurance coverage received by the named executive officer as of December 31, 2008.

Compensation of Directors

Under our current non-employee director compensation program:

•

each non-employee director who is first elected or appointed to the Board receives a nonqualified option to purchase 25,000 shares of common stock on the fifth business day after his or her election or appointment (an “Initial Option”);

•

each non-employee director who is first elected or appointed as chairman of the Board receives an additional Initial Option to purchase 10,000 shares of common stock on the fifth business day after his or her election or appointment;

•

each non-employee director receives on an annual basis a nonqualified option to purchase 7,500 shares of common stock or, in the case of the chairman of the Board, an option to purchase 12,500 shares of common stock (an “Annual Option”);

•	each non-employee director receives an annual cash retainer of $20,000 payable in quarterly installments ($35,000 in the case of the chairman of the Board); and

•

each member of the Audit Committee receives an additional cash retainer of $6,000 ($16,000 in the case of the chairman of the committee); each member of the Compensation Committee receives an additional cash retainer of $3,000 ($5,500 in the case of the chairman of the committee); and each member of the Governance and Nominating Committee receives an additional cash retainer of $3,000 ($5,500 in the case of the chairman of the committee).

Each Initial Option vests and becomes exercisable (i) with respect to one-third of the shares subject to the Initial Option, on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, provided that the director remains in service as a director on the vesting date, and (ii) with respect to the remaining two-thirds of the shares subject to the Initial Option on a pro rata quarterly basis over the next two years, if the director remains in service as a director during such periods.

Each Annual Option is granted on the fifth business day after the date of the stockholders meeting at which directors are elected, if the director remains in service as a director as of the grant date, and vests and becomes exercisable in full on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the director remains in service as a director on the vesting date.

The exercise price per share for both Initial Options and Annual Options is equal to the fair market value of the common stock on the date the option is granted, as determined in accordance with our 2006 Stock Incentive Plan (or any successor plan). The option period for both Initial Options and Annual Options is 10 years. The exercise of Initial Options and Annual Options granted to any director whose service on the Board terminates is subject to certain conditions.

Process for Determining Director Compensation

The Governance and Nominating Committee periodically directs our Controller, or engages a third party consultant, to survey similar-size companies in our industry to evaluate the competitiveness of our non-employee director compensation program. Based on the findings, the Governance and Nominating Committee considers whether to recommend that the Board modify our non-employee director compensation program.

Director Compensation Table

The following table contains information regarding total compensation paid to members of the Board who are not also named executive officers during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash	Option Awards (1) (2)	Total
Mark Skaletsky	$43,500	$65,083	$108,583
M. James Barrett	23,000	39,052	62,052
Charles A. Blixt	39,000	39,052	78,052
Julia R. Brown	23,000	80,858	103,858
G. Steven Burrill	26,000	39,052	65,052
Errol B. De Souza	25,500	39,052	64,552
Alan W. Dunton	23,000	71,027	94,027
John P. Richard	26,000	39,052	65,052
Ralph Snyderman	23,000	69,626	92,626

(1)	The amounts in this column reflect the dollar amounts recognized as compensation expense for financial reporting purposes for stock options for fiscal 2008 in accordance with SFAS 123(R), disregarding estimated forfeitures. There were no actual forfeitures by or estimated forfeitures for any director in 2008. The dollar amounts recognized reflect stock option grants made in or prior to 2008. The assumptions that we used to calculate these amounts are discussed in Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(2)	As of December 31, 2008: Mr. Skaletsky held options to purchase an aggregate of 57,500 shares of common stock; Dr. Barrett held options to purchase an aggregate of 42,500 shares of common stock; Mr. Blixt held options to purchase an aggregate of 42,500 shares of common stock; Ms. Brown held options to purchase an aggregate of 32,500 shares of common stock; Mr. Burrill held options to purchase an aggregate of 42,500 shares of common stock; Dr. De Souza held options to purchase an aggregate of 42,500 shares of common stock; Dr. Dunton held options to purchase an aggregate of 47,500 shares of common stock; Mr. Richard held options to purchase an aggregate of 43,500 shares of common stock; and Dr. Snyderman held options to purchase an aggregate of 32,500 shares of common stock.

In fiscal 2008, in accordance with our non-employee director compensation program described above, each of Dr. Barrett, Mr. Blixt, Ms. Brown, Mr. Burrill, Dr. De Souza, Dr. Dunton, Mr. Richard and Dr. Snyderman was granted an Annual Option on July 2, 2008 with an exercise price of $7.10 and a grant date fair value calculated in accordance with SFAS 123(R) of $34,898, and Mr. Skaletsky was granted an Annual Option on July 2, 2008 with an exercise price of $7.10 and a grant date fair value calculated in accordance with SFAS 123(R) of $58,163. The exercise price of each of these options was equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant.

PROPOSAL 2: APPROVAL OF (a) THE AMENDMENT OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES AND (b) CERTAIN TERMS OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN FOR CODE SECTION 162(m) PURPOSES

Background

As initially adopted by the Board and stockholders, our 2006 Stock Incentive Plan, as amended and restated through November 28, 2007 (the “2006 Plan”), became effective on April 10, 2006. Following recommendations by the Compensation Committee, the Board has unanimously (a) approved the amendment of the 2006 Plan to increase both the aggregate number of shares of our common stock issuable under the 2006 Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2006 Plan by 2,920,000 shares (in each case subject to adjustments as described in the 2006 Plan), conditioned on and effective as of stockholder approval of such amendment, and (b) recommended that our stockholders approve such amendment and, for Code Section 162(m) purposes, the 2006 Plan’s performance factors, eligibility terms and participant award limitations. We refer in this discussion to the proposed amendment and approvals described in the preceding sentence as the “2006 Plan Proposals.” See “—2006 Plan Proposals,” below.

The discussion that follows is qualified in its entirety by reference to the 2006 Plan, as proposed to be amended, a copy of which is attached to this proxy statement as Appendix A. Stockholders should refer to the 2006 Plan, as proposed to be amended, for more complete and detailed information about the 2006 Plan.

Current Share Limitations

Subject to adjustments as provided in the 2006 Plan, the maximum number of shares that currently may be issued pursuant to awards granted under the 2006 Plan may not exceed the sum of (a) 2,700,000 shares, plus (b) no more than 30,968 shares remaining available for issuance as of the effective date of the 2006 Plan under our 2000 Equity Incentive Plan, as amended and restated, or any other prior plan established by us (each, a “Prior Plan”), plus (c) no more than 1,631,110 shares if and to the extent that any of such shares are subject to a

Prior Plan award that is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares. Of the amount described in the preceding sentence, the maximum number of shares that currently may be issued under the 2006 Plan pursuant to the grant of incentive stock options is 4,362,078 shares (or such lesser number of shares as may be issuable under the 2006 Plan as described in the preceding sentence).

In addition, certain participant award limitations apply under the 2006 Plan. We do not propose to change the current participant award limitations. Specifically, under current plan terms: (a) in any calendar year, no participant may be granted options or stock appreciation rights (“SARs”) that are not related to an option for more than 500,000 shares; (b) no participant may be granted awards for more than 500,000 shares in any calendar year; and (c) no participant may be paid more than $1,000,000 with respect to any cash-settled award(s) which were granted during any single calendar year. The following are not included in calculating the above share limitations: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards; (ii) awards which by their terms are settled in cash; (iii) any shares subject to a 2006 Plan award if the award is forfeited, cancelled, terminated, expires or lapses for any reason or any shares subject to an award if the shares are repurchased or reacquired by us; and (iv) any shares surrendered by a participant or withheld by us to pay the exercise price or purchase price for an award or shares used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if a participant pays the exercise price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having us withhold shares.

The number of shares reserved for issuance under the 2006 Plan and the terms of awards may be adjusted in the event of certain adjustments in our capital structure or the capital structure of an affiliate (for instance, due to a merger, stock split, stock dividend or similar event). On April 15, 2009, the closing sales price of the common stock as reported on the NASDAQ Global Market was $3.27 per share.

Purpose and Eligibility

The purpose of the 2006 Plan is to encourage and enable selected employees, directors and independent contractors of us and our affiliates to acquire or increase their holdings of common stock and other proprietary interests in us in order to promote a closer identification of their interests with our interests and the interests of our stockholders, thereby further stimulating their efforts to enhance our efficiency, soundness, growth and stockholder value. At this time, approximately 114 employees, nine non-employee directors and 15 independent contractors are eligible to participate in the 2006 Plan. Awards may be granted under the 2006 Plan on and after its effective date (April 10, 2006), but no later than the date that is the tenth anniversary less one day after its effective date.

The purpose is carried out by the granting of awards to selected participants. To date, we have only granted stock options under the 2006 Plan, although we may grant other types of awards in the future at the discretion of the Administrator (as defined below). Awards that may be granted under the 2006 Plan include: (a) stock options in the form of incentive stock options and nonqualified stock options; (b) SARs; (c) restricted awards in the form of restricted stock awards and restricted stock units; (d) performance awards in the form of performance shares and performance units; (e) phantom stock awards; (f) director options in the form of Initial Options and Annual Options; and/or (g) dividend equivalent awards. The material terms of each type of award are discussed under “Awards” below.

Administration; Amendment and Termination

The 2006 Plan is administered by the Compensation Committee, all of the members of which have been determined by the Board to be independent, unless the Board elects to administer the 2006 Plan in whole or in part. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.” The Administrator has authority to take any action with respect to the 2006 Plan, including, without limitation, the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares, if any, of common stock subject to an award, and the terms, conditions, restrictions and limitations of an award; (b) prescribe the forms of award agreements; (c) establish, amend and rescind rules and regulations for plan administration; and (d) construe and interpret the 2006 Plan, awards and award agreements, interpret rules and regulations for administering the 2006 Plan and make all other determinations deemed necessary or advisable for administering the 2006 Plan. The Administrator also has discretion to accelerate the date that any award may become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award and to modify or extend the terms for exercise, vesting or earning of an award. In certain circumstances, the Administrator may delegate to one or more of our officers the authority to grant awards and take certain related actions (subject to certain restrictions). However, only the Board has authority to grant discretionary awards (that is, awards other than director options) to non-employee directors.

The 2006 Plan may be amended, altered and/or terminated at any time by the Board, subject to the following: (a) stockholder approval is required of any 2006 Plan amendment if such approval is required by applicable law, rule or regulation; and (b) except for anti-dilution adjustments, the exercise price for any outstanding option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the 2006 Plan be surrendered to us as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without stockholder approval of any such action. In addition, the Administrator may amend, alter or terminate any award, although no such action may be taken without a participant’s consent if the participant’s rights with respect to the award would be materially adversely affected.

However, the Administrator has unilateral authority to: (a) make adjustments to the terms and conditions of awards upon the occurrence of certain unusual or nonrecurring events affecting us or any affiliate or our financial statements, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2006 Plan or necessary or appropriate to comply with applicable accounting principles; and (b) amend the 2006 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations or changes in applicable laws, rules or regulations. The Administrator also may cause any award to be canceled in consideration of an alternative award or cash payment of an equivalent cash value (as determined by the Administrator) made to the holder of the canceled award. The Administrator also may impose forfeiture, recoupment or similar restrictions upon awards or shares or cash related to awards.

Awards

A summary of the material terms of each type of award is provided below.

Options. The 2006 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of common stock. Incentive options may only be granted to our employees or employees of a related corporation, while nonqualified options may be granted to any eligible participant. The exercise price of an incentive option must be no less than 100% of the fair market value per share of the common stock on the date of grant (or 110% of the fair market value of the common stock with respect to incentive options granted to an employee who is a 10% stockholder). The exercise price of a nonqualified option must be no less than 85% of the fair market value per share of the common stock on the date of the grant. We have not granted any nonqualified options under the 2006 Plan with an exercise price below 100% of the fair market value per share of common stock on the grant date and currently have no intention to grant any such “discount” nonqualified options, although we reserve the right to do so if deemed appropriate in special circumstances. Certain exceptions to the option pricing terms may apply in the case of options which may be assumed or substituted in a merger or similar transaction. Unless an individual award agreement provides otherwise, the exercise price may be paid in the form of cash or cash equivalent. Our standard incentive option and nonqualified option agreements provide that, where permitted by applicable law, payment may also be made: (a) by share delivery; (b) by share withholding; (c) by cashless exercise; (d) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable laws, rules and regulations; or (e) by any combination of these methods. The term of an option and the period or periods during which, and conditions pursuant to which, an option may vest and be exercised will be determined by the Administrator (although the option term for an incentive stock option may not exceed 10 years or, with respect to incentive options granted to an employee who is a greater than 10% stockholder, five years). Any option not exercised before expiration of the option period will terminate. Options generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Director Options. The 2006 Plan provides for the automatic grant to non-employee directors of two types of nonqualified options: Initial Options and Annual Options. Director options are subject to the general terms of the 2006 Plan, as well as certain provisions specifically applicable only to the director options. Each non-employee director who is first elected or appointed to our Board receives an Initial Option to purchase 25,000 shares of common stock on the fifth business day after the director is first elected or appointed to the Board. A non-employee director who is first elected or appointed as chairman of the Board also receives an Initial Option for 10,000 shares. In addition, each non-employee director is granted an Annual Option to purchase 7,500 shares of common stock or, in the case of the chairman of the Board, an Annual Option to purchase 12,500 shares. Annual options are granted to directors on the fifth business day after the date of the stockholders meeting at which directors are elected, if the director remains in service as a director as of the grant date. The exercise price of a director option is 100% of the fair market value per share of the common stock on the date the option is granted. Each Initial Option vests and becomes exercisable with respect to one-third of the shares subject to the option on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the director remains in service as a director on the vesting date. Each Initial Option generally vests with respect to the remaining two-thirds of the shares subject to the option on a pro rata quarterly basis over the next two years, if the director remains in service as a director during such periods. Each Annual Option vests and becomes exercisable on the earlier of the first anniversary of the grant date or the last business day before the annual meeting of stockholders that occurs in the next calendar year, if the director remains in service as a director on the vesting date. The option period of a director option is 10 years. Director options are also subject to certain restrictions on exercise if the director’s service terminates.

Stock Appreciation Rights. Under the terms of the 2006 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately to an eligible individual (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. Upon the exercise of an SAR, the participant is entitled to receive payment from us in an amount determined by multiplying (a) the difference between the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR by (b) the number of shares of common stock with respect to which the SAR is being exercised. The base price may be no less than 100% of the fair market value per share of the common stock on the date the SAR is granted (except in the case of certain substituted or assumed SARs in a merger or similar transaction).

SARs vest and become exercisable according to the terms established by the Administrator. Upon the exercise of a related SAR, the related option is canceled to the extent of the number of shares of common stock for which the related SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to with respect to a particular SAR. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Restricted Awards. Subject to the limitations of the 2006 Plan, the Administrator may grant restricted awards to such eligible individuals for such numbers of shares of common stock, upon such terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions which must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards may be payable in shares of common stock. Restricted stock units may be payable in cash or whole shares of common stock, or partly in cash and partly in whole shares of common stock, in accordance with the Administrator’s discretion.

The Administrator has authority to determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death or any combination of conditions. However, restricted awards that vest based solely on continued service or the passage of time are subject to a minimum restriction period of one year (except in the case of (a) restricted awards assumed or substituted in connection with mergers, acquisitions or other business transactions, (b) restricted awards granted in connection with the recruitment or hiring of a participant, and/or (c) restricted awards granted under a Company incentive compensation or bonus program). In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; provided, however, that, for any awards intended to meet the requirements of Code Section 162(m), the performance factors must be limited to one or more of the specified factors described below. See “—Performance-Based Compensation—Code Section 162(m) Requirements,” below.

The Administrator will determine whether and to what degree restricted awards have vested and been earned and are payable and the forms and terms of payment of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned, the award will be forfeited (unless the Administrator determines otherwise).

Performance Awards. Subject to the limitations of the 2006 Plan, the Administrator may grant performance awards to participants in such amounts, upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of common stock. An award of a performance unit is a grant of a right to receive shares of common stock, a designated dollar value amount of common stock, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant.

The Administrator will determine the conditions that must be satisfied in order for a performance award to be granted or to vest or be earned (in whole or in part). In the case of a performance award based upon specified performance objectives, the Administrator will determine the performance objectives to be used in valuing performance awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; however, for any awards intended to meet the requirements of Code Section 162(m), such performance factors must be limited to one or more of the specified factors described below. See “—Performance-Based Compensation—Code Section 162(m) Requirements,” below.

The Administrator will determine whether and to what degree performance awards have been earned and are payable. If a participant’s employment or service is terminated for any reason and all or any part of a performance award has not been earned, the award will be forfeited (unless the Administrator determines otherwise).

Phantom Stock Awards. Subject to the limitations of the 2006 Plan, the Administrator may grant phantom stock awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator determines. A phantom stock award is an award of a number of hypothetical share units with respect to shares of common stock, with a value per unit based on the fair market value of a share of our common stock.

The Administrator will determine whether and to what degree phantom stock awards have vested and are payable. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions as determined by the Administrator, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of common stock with respect to each phantom stock unit which is being settled. Payment may be made in cash, shares of common stock or a combination of both, in the Administrator’s discretion. If a participant’s employment or service is terminated for any reason and all or any part of a phantom stock award has not been vested and become payable, the award will be forfeited (unless the Administrator determines otherwise).

Dividend and Dividend Equivalents. The Administrator may provide that awards granted under the 2006 Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account, subject to such conditions as the Administrator may establish and subject to any Code Section 409A restrictions. To date, we have not granted dividends or dividend equivalents on any 2006 Plan awards or any other security.

Change of Control

The Administrator has discretion to determine what effect, if any, a change of control (as defined in the 2006 Plan) may have on awards. Such discretion includes, but is not limited to, the discretion to determine that an award will vest, be earned or become exercisable in whole or in part, will be assumed or substituted for another award, will be cancelled without payment of consideration, will be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) will be taken with respect to the award. The Administrator also has discretion to determine that acceleration or any other effect of a change of control on an award may be subject to both the occurrence of a change of control event and termination of employment or service of the participant.

Transferability

Incentive options and SARs generally are not transferable other than by will or the laws of intestate succession. Nonqualified options are not transferable other than by will or the laws of intestate succession, except as permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Unless the Administrator determines otherwise, restricted awards, phantom stock awards and performance awards that have not vested or been earned are not transferable other than by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting and/or earning the award have been met.

2006 Plan Proposals

Increase in Share Limitations. As noted above, the Board has approved, conditioned on and effective as of stockholder approval, the amendment of the 2006 Plan to increase both the aggregate number of shares issuable under the 2006 Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2006 Plan by 2,920,000 shares. If the 2006 Plan Proposals are approved by the stockholders, the aggregate number of shares issuable under the 2006 Plan may not exceed the sum of (a) 5,620,000 shares, plus (b) up to 30,968 shares of common stock remaining available for issuance under any Prior Plan as of the effective date of the 2006 Plan, plus (c) up to 1,631,110 shares if and to the extent that any of such shares are subject to any award granted under any Prior Plan that is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award. In addition, if the stockholders approve the 2006 Plan Proposals, of the total described in the preceding sentence, the maximum number of shares issuable upon the exercise of incentive options may not exceed 7,282,078 shares or such lesser number of shares as may be issuable under the 2006 Plan as described in the preceding sentence. Both of these share limitations are subject to adjustment for anti-dilution purposes as provided in the 2006 Plan.

As of March 18, 2009, approximately 2,410,745 shares were subject to outstanding awards granted under the 2006 Plan, and approximately 328,846 shares remained available for issuance. The Board believes that an increase in the number of shares authorized to be issued under the 2006 Plan is necessary in order to continue the purposes of the 2006 Plan and our compensation objectives as described above under “Compensation Discussion and Analysis,” as stock-based awards align the interests of management with the interests of our stockholders and serve as a powerful recruitment and retention tool in a competitive industry. Moreover, stock-based awards comprise a significant component of the compensation of our senior management team. No adjustment was made to the base salary of any member of our senior management team for 2009.

In determining to propose that the stockholders approve 2,920,000 additional shares to be authorized for issuance under the 2006 Plan, the Compensation Committee and Board considered our historical grant practices, the number and exercise prices of options currently outstanding (including the fact that, as of March 18, 2009, approximately 78% of outstanding options were underwater), potential dilutive effects, comparative data for burn rate (the number of shares subject to stock options granted as a percentage of shares issued and outstanding) and RiskMetrics Group guidelines. The proposed 2,920,000 additional shares are intended to enable potential awards over a three-year period, based on an assumed annual burn rate equal to the 50th percentile for annual burn rate for our peer group described above under “Compensation Discussion and Analysis” and for publicly-traded companies of similar size in our industry. Based on publicly-available proxy data for our peer group and data from the Radford Equity Trends Report for publicly-traded companies of similar size in our industry, we determined the 50th percentile for annual burn rate to be approximately 3.9%. Although our future burn rate will remain within the discretion of the Administrator and depend on and be influenced by a number of factors, such as the number of plan participants, the price per share of our common stock and the methodology used to establish the size of options or other stock-based awards, the approval of the 2006 Plan Proposals is expected to enable us to continue to utilize options or potentially other stock-based awards as a significant component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel.

Performance-Based Compensation—Code Section 162(m) Requirements. The 2006 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, the tax deduction available to us for awards made under the 2006 Plan to “covered employees” (generally the named executive officers in the summary compensation table). Code Section 162(m) generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of the covered employees of the corporation unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Although we have not approached the $1,000,000 compensation level for any of our covered employees, we believe that it is in the best interests of us and our stockholders to structure the 2006 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is practicable to do so. In addition, although the Board reserves the right to modify our executive compensation programs and policies in the future and we cannot predict the amount of compensation that may ultimately be taxable to a covered employee, we do not currently anticipate any changes to our executive compensation program that would cause any of our covered employees to exceed the $1,000,000 compensation level. However, as noted above, we believe it is prudent to be in a position to maximize tax deductibility if the Code Section 162(m) exception becomes relevant.

In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2006 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described under “Purpose and Eligibility” and “Current Share Limitations” above and the performance goals, which we refer to as performance factors, are described below.

Our stockholders initially approved the material terms of the performance factors prior to our initial public offering. Under certain Code Section 162(m) regulations, stockholder re-approval could be sought in 2010. However, since we are seeking stockholder approval of the proposed amendment to the 2006 Plan at this time, we are asking stockholders also to approve the eligibility terms, performance factors and participant award limitations currently contained in the 2006 Plan. No plan amendments are proposed for this purpose since the terms are already stated in the current 2006 Plan.

Options granted under a plan that includes participant award limitations (such as those included in the 2006 Plan) and that have an exercise price at least equal to the fair market value of our common stock on the grant date are generally considered performance-based under Code Section 162(m) if the Compensation Committee grants the option and the amount of compensation that a participant may receive with respect to the option is based solely on an increase in the stock value after the grant date. However, some other types of awards must be based on one or more specific performance factors in order for covered employee compensation related to those awards to be eligible for the exception to the limitation on deductibility provided by Code Section 162(m). Although we have not historically granted such awards, we believe it is in our best interests and the best interests of our stockholders to seek stockholder approval of the performance factors included in the 2006 Plan should the Code Section 162(m) exception to the limitation on deductibility become relevant in the future. These performance factors include: (a) cash flow; (b) return on equity; (c) return on assets; (d) earnings per share; (e) achievement of clinical development or regulatory milestones; (f) operations expense efficiency milestones; (g) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (h) net income; (i) operating income; (j) book value per share; (k) return on investment; (l) return on capital; (m) improvements in capital structure; (n) expense management; (o) profitability of an identifiable business unit or product; (p) maintenance or improvement of profit margins; (q) stock price or total stockholder return; (r) market share; (s) revenues or sales; (t) costs; (u) working capital; (v) economic wealth created; (w) strategic business criteria; (x) efficiency ratio(s); (y) achievement of division, group, function or corporate financial, strategic or operational goals; and (z) comparisons with stock market indices or performances of metrics of peer companies.

Certain Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2006 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to us. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Options. The grant and exercise of an incentive stock option generally will not result in taxable income to the participant if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the option over the exercise price generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may incur federal income tax liability as a result of the exercise of an incentive option under the Code’s alternative minimum tax rules.

We generally are not entitled to a deduction upon the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized exceeds the exercise price. This amount will be treated as capital gain or loss.

If the holding period requirements described above are not met, the participant will have ordinary income in the year of disposition to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the exercise price or (b) the amount realized on disposition of the stock minus the exercise price. We generally are entitled to deduct as compensation the amount of ordinary income realized by the participant.

Pursuant to the Code and the terms of the 2006 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive stock options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2006 Plan exceeds this limitation, it will be treated as a nonqualified option.

Nonqualified Options. If a participant receives a nonqualified option (including a director option), the difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to a participant or a tax deduction to us. Upon exercise of the SAR, the amount of cash and fair market value of shares received by the participant (determined at the time of delivery to the participant), less cash or other consideration paid (if any), is taxed to the participant as ordinary income and we generally will be entitled to receive a corresponding tax deduction.

Restricted Stock Awards. The grant of restricted stock awards will not result in taxable income to the participant or a tax deduction to us, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be taxed to the participant as ordinary income, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income related to the award.

Restricted Stock Units, Performance Share Awards, Performance Unit Awards, Phantom Stock Awards and Dividend Equivalents. The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards, phantom stock awards or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to us. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any common stock received (determined as of the date that the award is not subject to a substantial risk of forfeiture or is transferable). We generally are entitled to a deduction upon the participant’s recognition of income in an amount equal to the ordinary income recognized by the participant.

Code Section 409A. Code Section 409A imposes certain requirements on deferred compensation. The 2006 Plan is intended to comply in good faith with the requirements of Code Section 409A, including related regulations and guidance, where applicable and to the extent practicable. If, however, Code Section 409A is deemed to apply to an award, and the 2006 Plan and award do not satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includible in income and may also be subject to interest charges under Code Section 409A. We generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. We undertake no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Performance-based Compensation—Section 162(m) Requirements. As noted above, subject to stockholder approval of the 2006 Plan Proposals, the 2006 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the 2006 Plan to covered employees.

Plan Benefits

The selection of individuals who will receive awards under the 2006 Plan, if Proposal 2 is approved by the stockholders, and the amount of any such awards, is subject to Administrator discretion and is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in fiscal 2009. We did not grant any awards under the 2006 Plan to any of our named executive officers in fiscal 2008. The number of shares of our common stock subject to awards granted in fiscal 2008 to our non-employee directors is set forth above under “Compensation of Directors.”

Previous Grants

We have previously granted options under the 2006 Plan to the following persons in the following amounts:

Name and Position	Number of Shares Underlying Options Granted	Weighted Average Exercise Price Per Share
Named Executive Officers
J. Donald deBethizy, President and Chief Executive Officer	294,163	$4.97
Alan A. Musso, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	155,299	5.38
Geoffrey C. Dunbar, Vice President, Clinical Development and Regulatory Affairs	164,657	5.84
Jeffrey P. Brennan, Vice President, Business and Commercial Development	156,461	5.40
Merouane Bencherif, Vice President, Preclinical Research	161,157	5.91

Director Nominees
G. Steven Burrill	42,500	8.95
Errol B. DeSouza	42,500	8.95
Mark Skaletsky	57,500	8.85
All current executive officers as a group (7 persons)	1,235,886	5.48
All current non-employee directors as a group (9 persons)	382,500	8.63
All employees, including current officers who are not executive officers, as a group	859,172	5.28

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF (a) THE AMENDMENT OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES AND (b) CERTAIN TERMS OF THE TARGACEPT, INC. 2006 STOCK INCENTIVE PLAN FOR CODE SECTION 162(m) PURPOSES.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information regarding securities authorized for issuance under our equity compensation plans in effect as of December 31, 2008:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,119,097	$5.21	1,028,946	(2)(3)
Equity compensation plans not approved by security holders	—	—	—

Total	3,119,097	$5.21	1,028,946	(2)(3)

(1)	This information relates to the 2006 Plan and the Targacept, Inc. 2000 Equity Incentive Plan, as amended and restated.

(2)	In addition to being available for future issuance upon exercise of stock options that may be granted after December 31, 2008, the securities shown remain available for future issuance in the form of restricted stock or other stock-based awards under the 2006 Plan.

(3)	30,968 shares that were available for issuance under our 2000 Equity Incentive Plan at the time the 2006 Plan was adopted thereupon became available for issuance under the 2006 Plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP to audit our financial statements for the fiscal year ending December 31, 2009. Ernst & Young, an independent registered public accounting firm, has served as our independent auditor since we became an independent company in 2000. A representative from Ernst & Young is expected to be present at the meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so. We are soliciting stockholder ratification of the appointment of Ernst & Young, although stockholder ratification is not required by law. If the appointment of Ernst & Young is not ratified at the meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS TARGACEPT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION AND AUDIT COMMITTEE PRE-APPROVAL POLICY

The following table sets forth the fees billed by Ernst & Young LLP for professional services rendered in connection with the audits of our annual financial statements for the years ended December 31, 2008 and 2007 and for other services rendered by Ernst & Young during those periods.

	Fiscal 2008	Fiscal 2007
Audit Fees (1):	$314,877	$358,385
Tax Fees (2):	12,000	8,424
All Other Fees (3):	1,500	1,500

Total Fees:	$328,377	$368,309

(1)	Audit Fees include fees billed for the applicable year for services: (a) in connection with the audit of our financial statements included in our annual report on Form 10-K and the review of our financial statements included in our quarterly reports on Form 10-Q; (b) in connection with the audit of our internal control over financial reporting; (c) in connection with our registration statement filed with the SEC in connection with a public offering that we completed in January 2008; (d) in connection with the review of other documents filed with the SEC and accounting consultations; and (e) normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees include fees billed in the applicable year for tax return preparation, research and technical tax advice.

(3)	All Other Fees reflect fees billed in the applicable year for a license to Ernst & Young’s web-based accounting research tool.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm prior to its engagement to provide such services. The Audit Committee has established a pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent registered public accounting firm. In addition, the Chairman of the Audit Committee may specifically approve any service that is not a prohibited non-audit service if the fees for such service are not reasonably expected to exceed $10,000. Any such approval by the Chairman must be reported to the Audit Committee at its next scheduled meeting. The pre-approved services of the independent registered public accounting firm, and corresponding maximum fees, are reviewed annually by the Audit Committee.

Audit Committee Report

The Audit Committee has reviewed and discussed with management Targacept’s audited financial statements for the year ended December 31, 2008. The Audit Committee has also reviewed and discussed with Ernst & Young LLP, Targacept’s independent registered public accounting firm, Targacept’s audited financial statements and the matters required to be discussed by The American Institute of Certified Public Accountants, Professional Standards, Vol. 1 AU section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence.

Based on its review and discussions with management and Ernst & Young and its review of the information provided by management and Ernst & Young, the Audit Committee recommended to the Board that Targacept’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

This Audit Committee report is not incorporated by reference into any of Targacept’s previous filings with the SEC and is not to be incorporated by reference into any of Targacept’s future filings with the SEC, irrespective of any general statement included in any such filing that incorporates this proxy statement by reference, unless such filing explicitly incorporates this Audit Committee report by reference.

Respectfully submitted,

Charles A. Blixt, Chairman

G. Steven Burrill

John P. Richard

DEADLINE FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS

Under SEC rules, if you want us to include a proposal in the proxy materials for our 2010 annual meeting of stockholders, or the “2010 annual meeting,” we must receive the proposal at our executive offices at 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101 not later than December 24, 2009. However, if the date of the 2010 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2009 annual meeting, the deadline will instead be a reasonable time before we begin to print and mail our proxy statement for the 2010 annual meeting. The proposal should be addressed to the attention of the Secretary of the Company, and we suggest that it be sent by certified mail, return receipt requested.

If you wish to present a proposal or to nominate a candidate for director for election at the 2010 annual meeting, but not to have the proposal or nomination considered for inclusion in the proxy materials for that meeting, you must be eligible and give us advance written notice in accordance with our bylaws. Our bylaws are filed with the SEC as Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2008.

To be eligible under our bylaws, you must be a stockholder of record (and, if you are making the proposal or nomination on behalf of a beneficial owner of shares of us, the beneficial owner must be a beneficial owner of shares of us) both on the date you provide us the required notice and on the date of the 2010 annual meeting and you must be entitled to vote at the 2010 annual meeting. The required notice must include the information required by our bylaws and must be delivered to or mailed and received at our executive offices not fewer than 90 calendar days and not more than 120 calendar days before June 10, 2010. However, if the 2009 annual meeting is not held or if the date of the 2010 annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the date of the 2009 annual meeting, then the required notice must be delivered to or mailed and received at our executive offices not later than the close of business on the 90th day prior to the date of the 2010 annual meeting or, if the first public disclosure that discloses the date of the 2010 annual meeting is less than 100 days prior to the date of the 2010 annual meeting, not later than the close of business on the 10th day following such first public disclosure. Assuming that the date of our 2010 annual meeting is not advanced or delayed in the manner described above, the required notice for the 2010 annual meeting would need to be provided to us not earlier than February 10, 2010 and not later than March 12, 2010. If you are not eligible or you do not provide timely notice of a proposal or nomination for the 2010 annual meeting in accordance with our bylaws, then the proposal or nomination may be excluded from consideration at the meeting.

After you have provided the required notice, you must update and supplement the notice as required by our bylaws, if necessary, so that the information provided or required to be provided remains true and correct both as of the record date for the 2010 annual meeting and as of the date that is 10 business days prior to the date of the 2010 annual meeting. Your update or supplement must be delivered to, or mailed and received by, the Secretary of the Company at our executive offices at 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101 not later than five business days after the record date for the 2010 annual meeting, in the case of the update and supplement required to be made as of the record date for the 2010 annual meeting, and not later than eight business days prior to the date of the 2010 annual meeting, if practicable (or, if not practicable, on the earliest practicable date prior to the date of the 2010 annual meeting), in the case of the update and supplement required to be made as of 10 business days prior to the 2010 annual meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers or other nominees may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders living in the same household. We will promptly arrange for delivery of a separate copy of either document to any stockholder who shares with another stockholder an address to which only one copy was delivered upon request made in writing to us at Targacept, Inc., 200 East First Street, Suite 300, Winston-Salem, North Carolina 27101, Attention: Chief Financial Officer or by calling us at (336) 480-2100. Any stockholder who shares with another stockholder an address that receives only one copy of our proxy statement or annual report to stockholders and wishes to receive a separate copy of either document in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee, or contact us at the above address and telephone number.

FINANCIAL INFORMATION

Our 2008 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, accompanies this proxy statement and provides additional information about us.

BY ORDER OF THE BOARD OF

DIRECTORS

Peter A. Zorn

Vice President, Legal Affairs,

General Counsel and Secretary

April 23, 2009

Appendix A

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

(As Amended and Restated Through November 28, 2007)

TARGACEPT, INC.

2006 STOCK INCENTIVE PLAN

(As Amended and Restated Through November 28, 2007)

1.	Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a) Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b) Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws.

(c) Annual Option means an Option granted on an annual basis to a Nonemployee Director of the Corporation as provided in Section 8.

(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option, Nonqualified Option or a Director Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; or any other award granted under the Plan.

(e) Award Agreement means an agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(f) Board or Board of Directors means the Board of Directors of the Corporation.

(g) Cause shall mean, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his duties for the Corporation; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.

(h) Change in Control:

(i) General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(A) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding Common Stock of the Corporation;

(B) The date the stockholders of the Corporation approve a definitive agreement (X) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a “corporation”), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which the holders of Common Stock immediately prior to the merger or consolidation continue to own at least 50% of Common Stock, or if the Corporation is not the surviving corporation, the common stock (or other voting securities) of the surviving corporation immediately after the merger as immediately before; provided, however, that if consummation of such merger or consolidation is subject to the approval of federal, state or other regulatory authorities, then, unless the Administrator determines otherwise, a “Change in Control” shall not be deemed to occur until the later of the date of stockholder approval of such merger or consolidation or the date of final regulatory approval of such merger or consolidation; or (Y) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

(C) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation’s stockholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(D) The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii) Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(i) Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(j) Committee means the Compensation Committee of the Board appointed to administer the Plan.

(k) Common Stock means the common stock of Targacept, Inc., $0.001 par value.

(l) Corporation means Targacept, Inc., a Delaware corporation, together with any successor thereto.

(m) Covered Employee shall have the meaning given the term in Section 162(m) of the Code.

(n) Director means a member of the Board or of the board of directors of an Affiliate.

(o) Director Option means an Option granted to a Nonemployee Director of the Corporation as provided in Section 8. Director Options may be Initial Options or Annual Options as provided in Section 8.

(p) Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(q) Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Administrator).

(r) Dividend Equivalent Award means a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(s) Effective Date means the effective date of the Plan, as provided in Section 4.

(t) Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee (taking into account any Code Section 409A considerations); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(u) Exchange Act means the Securities Exchange Act of 1934, as amended.

(v) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (as applicable) on the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date of grant or other valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A to the extent required.

(w) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 9.

(x) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(y) Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.

(z) Initial Option means an Option granted to a Nonemployee Director of the Corporation upon initial election or appointment to the Board, as provided in Section 8.

(aa) Nonemployee Director means a Director of the Board who is not an Employee of the Corporation or an Affiliate and who is eligible to receive a Director Option pursuant to Section 8.

(bb) Nonqualified Option means an Option granted under Section 7 or Section 8 that is not intended to qualify as an incentive stock option under Code Section 422.

(cc) Option means a stock option granted under Section 7 or Section 8 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.

(dd) Option Period means the term of an Option, as provided in Section 7(d) and Section 8(f).

(ee) Option Price means the price at which an Option may be exercised, as provided in Section 7(b) and Section 8(e).

(ff) Parent means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(gg) Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(hh) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 11.

(ii) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) achievement of clinical development or regulatory milestones; (vi) operations expense efficiency milestones; (vii) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (viii) net income; (ix) operating income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability of an identifiable business unit or product; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total stockholder return; (xviii) market share; (xix) revenues or sales; (xx) costs; (xxi) working capital; (xxii) economic wealth created; (xxiii) strategic business criteria; (xxiv) efficiency ratio(s); (xxv) achievement of division, group, function or corporate financial, strategic or operational goals; and (xxvi) comparisons with stock market indices or performances of metrics of peer companies. To the extent that Section 162(m) of the Code is applicable, the Administrator shall, within the time and in the manner prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions, in each case as determined by the Administrator.

(jj) Performance Share means an Award granted under Section 11, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(kk) Performance Unit means an Award granted under Section 11, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ll) Phantom Stock Award means an Award granted under Section 12, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(mm) Plan means the Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through November 28, 2007, and as it may be hereafter amended and/or restated.

(nn) Prior Plan or Prior Plans means the 2000 Equity Incentive Plan of Targacept, Inc., as amended, and any other employee stock incentive plan maintained by the Corporation prior to the Effective Date of the Plan.

(oo) Public Offering Date means the date on which the Underwriting Agreement between the Corporation and the managing underwriters of the Corporation’s initial public offering of its Common Stock was executed and delivered.

(pp) Related SAR means an SAR granted under Section 9 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(qq) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 10.

(rr) Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 10. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(ss) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 10 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, at the end of the Restriction Period, subject to compliance with the terms of the Plan and the terms and conditions established by the Administrator.

(tt) Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), “Retirement” shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator (taking into account any Code Section 409A considerations).

(uu) SAR means a stock appreciation right granted under Section 9 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(vv) Securities Act means the Securities Act of 1933, as amended.

(ww) Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(xx) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its discretion.

2.	Purpose

The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of Awards to selected Employees, Independent Contractors and Directors, including the granting to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; Performance Awards in the form of Performance Shares and Performance Units; Phantom Stock Awards; Director Options in the form of Initial Options and Annual Options; and/or Dividend Equivalent Awards.

3.	Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation or, upon its delegation, by the Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Section 162(m) of the Code, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Section 162(m)) or as may otherwise be permitted under Section 162(m). For the purposes of the Plan, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant discretionary Awards (that is, Awards other than Director Options) to Directors who are not employees of the Corporation or its Affiliates.

(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or service for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s certificate of incorporation and bylaws and/or under applicable law.

(c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Section 162(m) of the Code. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable laws, rules and regulations.

4.	Effective Date

The Effective Date of the Plan shall be the day prior to the Public Offering Date. The Plan was amended effective June 14, 2007 and further amended and restated effective November 28, 2007. Awards may be granted under the Plan on and after the Effective Date, but not after the date that is the tenth anniversary less one day after the Effective Date. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 15(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 2,700,000 shares, plus (ii) no more than 30,968 shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) no more than 1,631,110 shares of Common Stock if and to the extent that any of such shares are subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 4,362,078 shares, or such lesser number of shares as may be available under the Plan pursuant to Section 5(a) herein;

(ii) In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 500,000 shares of Common Stock;

(iii) No Participant may be granted Awards in any calendar year for more than 500,000 shares of Common Stock; and

(iv) No Participant may be paid more than $1,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.

(For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)

(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which by their terms are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason or any shares subject to an Award which shares are repurchased or reacquired by the Corporation; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and applicable laws, rules and regulations (including, to the extent deemed applicable, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Incentive Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)); (ii) the Option Price of a Nonqualified Option shall be no less than 85% of the Fair Market Value per share of the Common Stock on the date the Option is granted; and (iii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value of the stock on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and Code Section 424(a).

(c) Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option or on such other date as may be established by the Administrator in accordance with applicable laws.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules and regulations (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator and otherwise acceptable to the Administrator;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise. For the purposes of the Plan, a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee as described in Section 6(a), and has been an Employee continuously since the date the Option was granted, subject to the following:

(A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled under the Plan and, if applicable, the Participant’s Termination Date.

(B) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent vested and exercisable on the Participant’s Termination Date, except that the Administrator may in its sole discretion (taking into account any Code Section 409A considerations) accelerate the date for exercising all or any part of the Option which was not otherwise vested and exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(C) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment of the Participant is terminated for any reason other than Disability,

death or for “Cause,” his Option may be exercised to the extent vested and exercisable on his Termination Date, except that the Administrator may in its sole discretion (taking into account any Code Section 409A considerations) accelerate the date for exercising all or any part of the Option which was not otherwise vested and exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment of the Participant is terminated for “Cause,” his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(E) Notwithstanding the foregoing, the Administrator may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent vested and exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of six months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent vested and exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Participant’s lifetime only by him, by his guardian or legal representative or by a transferee in a transfer permitted by this Section 7(g). The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

8.	Director Options

(a) General: Each Nonemployee Director who is otherwise eligible under this Section 8 shall be granted a Director Option or Director Options as provided in Section 8. Director Options shall be designated as Nonqualified Options. Director Options shall be subject to the other terms and conditions of the Plan except as otherwise provided in Section 8.

(b) Eligibility: A Director Option may be granted only to an individual who is a Nonemployee Director of the Corporation on the date the Director Option is granted. A Nonemployee Director may also be eligible for other Awards (including but not limited to Options granted pursuant to Section 7), subject to the terms of the Plan and the Administrator’s discretion.

(c) Grant of Initial Options Upon Initial Election or Appointment to the Board: Each Nonemployee Director who is first elected or appointed to the Board after the Public Offering Date shall receive an Initial Option to purchase 25,000 shares of Common Stock. The date of grant of such an Initial Option shall be the fifth business day after the date of the annual meeting of stockholders as to those Nonemployee Directors who are first elected at an annual meeting of stockholders and the fifth business day after the date of election or appointment to the Board as to those Nonemployee Directors who are first elected or appointed to the Board other than at an annual meeting of stockholders. In addition, a Nonemployee Director who serves as chairman of the Board shall also receive an Initial Option for 10,000 shares when first elected or appointed as chairman. The date of grant of such Initial Option shall be the fifth business day after the date on which the Director is first elected or appointed as chairman of the Board.

(d) Grant of Annual Options: Each Nonemployee Director also shall be granted, on an annual basis commencing with the 2007 annual meeting of stockholders, a Director Option to purchase 7,500 shares of Common Stock (or, a Director Option for 12,500 shares, in the case of the chairman of the Board), provided that the Nonemployee Director continues to serve as a member of the Board as of the date of grant. The date of grant of such an Annual Option shall be the fifth business day after the date of the annual or other stockholders meeting at which directors are elected. For the avoidance of doubt, a Nonemployee Director elected for the first time to the Board at an annual meeting of stockholders shall only receive an Initial Option in connection with such election, and shall not receive an Annual Option on the fifth business day following such meeting as well.

(e) Option Price: The price per share of Common Stock at which a Director Option may be exercised shall be 100% of the Fair Market Value per share of the Common Stock on the date the Option is granted.

(f) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period of a Director Option shall be 10 years from the date of grant. Initial Options shall become exercisable as provided in Section 8(f)(i)(A), and Annual Options shall become exercisable as provided in Section 8(f)(i)(B). To the extent that all or part of an Option becomes exercisable but is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time before the expiration of the Option Period. The total number of shares that may be acquired upon the exercise of an Initial Option or Annual Option shall be rounded down to the nearest whole share. Any Director Option or portion thereof not exercised before expiration of the Option Period shall terminate.

(A) Initial Options. An Initial Option shall vest and become exercisable with respect to one-third of the shares subject to the Option on the earlier of (w) the first anniversary of the date of grant or (x) the business day immediately preceding the date of the Corporation’s annual meeting of stockholders that occurs in the calendar year immediately following the calendar year in which the date of grant occurs, provided that the Nonemployee Director remains in service on such earlier date. An Initial Option shall vest and become exercisable with respect to the remaining two-thirds of the shares subject to the Option in pro rata quarterly installments over the second and third years following the date of grant so that an Initial Option will be vested and exercisable in full on the earlier of (y) the third anniversary of the date of grant or (z) the business day immediately preceding the date of the Corporation’s annual meeting of stockholders that occurs in the third calendar year following the calendar year in which the date of grant occurs, provided that the Nonemployee Director remains in service as a Director during such periods.

(B) Annual Options. An Annual Option granted shall vest and become exercisable on the earlier of (i) the first anniversary of the date of grant or (ii) the business day immediately preceding the date of the Corporation’s annual meeting of stockholders that occurs in the calendar year immediately following the calendar year in which the date of grant occurs, provided that the Nonemployee Director remains in service as a Director on such earlier date.

(ii) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), a Director Option granted to a Nonemployee Director at the time of grant may be exercised only to the extent vested and exercisable on the Nonemployee Director’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of six months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Nonemployee Director are terminated for Cause, his Director Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(iii) A Director Option shall be exercised by giving written notice to the Administrator or its designee at such time and place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to the Director Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Payment shall be made in accordance with Section 7(d)(ii).

(g) Nontransferability: A Director Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, a Director Option shall be exercisable during the Nonemployee Director’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

9.	Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the

Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a base price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and Code Section 424(a).

(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii) Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 9, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).

(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying

(i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

10.	Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death, or any combination of such conditions. Notwithstanding the foregoing, Restricted Awards that vest based solely on continued service or the passage of time shall be subject to a minimum Restriction Period of one year (except in the case of (i) Restricted Awards assumed or substituted in connection with mergers, acquisitions or other business transactions, (ii) Restricted Awards granted in connection with the recruitment or hiring of a Participant, and/or (iii) Restricted Awards granted pursuant to any incentive compensation or bonus program established by the Corporation). In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).

(b) Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (taking into account any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares subject to a Restricted Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for shares of Common Stock subject to a Restricted Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Award and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

11.	Performance Awards

(a) Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock, a designated dollar value amount of Common Stock or a combination thereof (as determined in the Administrator’s discretion) which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Subject to Section 1(ii), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

(b) Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 11. The Administrator, in its sole and absolute discretion, may (taking into account any Code Section 409A considerations) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or in installments upon such terms as may be established by the Administrator.

(d) Forfeiture of Performance Awards: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e) Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

12.	Phantom Stock Awards

(a) Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value per unit based on the Fair Market Value of a share of Common Stock.

(b) Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c) Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise (taking into account any under Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator.

(e) Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

13.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a

Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

14.	No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time.

15.	Amendment and Termination of the Plan

(a) Amendment and Termination of Plan: The Plan may be amended, altered and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Corporation shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (ii) except for adjustments made pursuant to Section 5(d), the Option Price for any outstanding Option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding Option or SAR be surrendered to the Corporation as consideration for the grant of a new Option or SAR with a lower Option Price or base price than the original Option or SAR, as the case may be, without stockholder approval of any such action.

(b) Amendment and Termination of Awards: The Administrator may amend, alter or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 15(a) and Section 15(b) herein, the following provisions shall apply:

(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without stockholder approval, unless such stockholder approval is required by applicable laws, rules or regulations) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules or regulations (including but not limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

(d) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator may cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award.

16.	Restrictions on Awards and Shares

The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

17.	Change in Control

The Administrator shall (taking into account any Code Section 409A considerations) have sole discretion to determine the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award, in the event of a Change in Control. Without limiting the effect of the foregoing, in the event of a Change in Control, the Administrator’s discretion shall include, but shall not be limited to, the discretion to determine that an Award shall vest, be earned or become exercisable in whole or in part, shall be assumed or substituted for another award, shall be cancelled without the payment of consideration, shall be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change in Control on an Award shall be subject to both the occurrence of a Change in Control event and termination of employment or service of the Participant. Any such determination of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement.

18.	Compliance with Code Section 409A

(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefits distributable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A. Without in any way limiting the effect of the foregoing, (i) in the event that exemption from or compliance with Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable; and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b) Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 18(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i) Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the

Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A.

(ii) Specified Employees: With respect to Participants who are “specified employees” (as defined in Code Section 409A), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A. The aggregate amount of payments the Participant would have received but for the application of this section shall be paid during the seventh month following separation from service; all remaining payments shall be made in their ordinary course or as may be otherwise permitted under Code Section 409A.

(iii) No Acceleration: Acceleration of the time or schedule of any payment under the Plan that is subject to Code Section 409A (or that would become subject to Code Section 409A as a result of such acceleration) is prohibited, except that, to the extent permitted by the Administrator, acceleration of the time and/or form of a payment, where such accelerations do not violate Code Section 409A, may be allowed.

(iv) Short-Term Deferrals: If and to the extent deemed necessary to comply with short-term deferral exemption under Code Section 409A, shares of Common Stock, cash payments or other benefits subject to an Award shall, upon vesting and/or earning of the Award, be issued and distributed to the Participant (or his beneficiary) no later than the later of (a) the 15th day of the third month following the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (b) the 15th day of the third month following the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or shall otherwise be made in accordance with Code Section 409A.

(v) Deferral Elections:

(A) In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time or form of any distribution from an Award, provided that, except as specified in (B), (C) and (D) below, such election is made and becomes irrevocable not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A. Notwithstanding the foregoing, a Participant may cancel a deferral election upon (X) a hardship distribution pursuant to Code Section 401(k), or (Y) upon application for a distribution under section 18(b)(i)(F) (unforeseeable emergency).

(B) In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made with respect to services to be performed after the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C) In the case of any performance-based compensation (as that term is defined in Code Section 409A), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the period.

(D) In the case of any Award subject to a substantial risk of forfeiture (as defined in Code Section 409A), the election described in (A) may be made within 30 days of the date the Participant first obtains a legally binding right to the Award, provided that the Award requires the Participant to perform at least 12 months of service after such election is made.

(vi) Changes to Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B), (C) or (D) above, the following provisions shall apply:

(A) Such election may not take effect until 12 months after the date on which the election is made;

(B) Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 18(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C) Any election related to a payment based upon a specified term or pursuant to a fixed schedule, as such terms are defined in Section 18(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

Notwithstanding anything else in this Section 18(b)(vi) to the contrary and consistent with Code Section 409A, (i) the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2007, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2007 shall apply only to amounts that are not otherwise payable in 2007 and does not cause an amount to be paid in 2007 that would not otherwise be payable in that year; and (ii) the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2008, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2008 shall apply only to amounts that are not otherwise payable in 2008 and does not cause an amount to be paid in 2008 that would not otherwise be payable in that year.

(vii) Termination of Awards Subject to Code Section 409A. As permitted by the Administrator in its sole discretion, and in accordance with Code Section 409A, the Corporation may terminate an Award that is subject to Code Section 409A and distribute benefits to Participants.

19.	General Provisions

(a) Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 10(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 10(d) regarding Restricted Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned.

(b) Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c) Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with

Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(d) Code Section 162(m) Performance-Based Compensation. To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e) Unfunded Plan; No Effect on Other Plans:

(i) The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f) Applicable Law: The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(k) Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable.

(m) Effect of Changes in Status: Unless otherwise provided in an Award Agreement or determined by the Administrator, an Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be in the employ of, or in service to, the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(n) Fractional Shares: Except as otherwise provided by the Plan or the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded under general rounding principles to the nearest whole share (except where rounding down is required in order to preserve intended tax treatment or otherwise required by applicable law, rule or regulation), (ii) no fractional shares shall be issued, and (iii) no consideration shall be paid for any such fractional shares.

[Signature page to follow]

IN WITNESS WHEREOF, this Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through November 28, 2007, is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the 28th day of November, 2007.

TARGACEPT, INC.

By:	/s/ J. Donald deBethizy
Name: J. Donald deBethizy
Title: President and CEO

ATTEST:

/s/ Peter A. Zorn

Secretary

[Corporate Seal]

2009 DECLARATION OF AMENDMENT TO

2006 STOCK INCENTIVE PLAN

THIS 2009 DECLARATION OF AMENDMENT, is made effective as of the 18th day of March, 2009, by TARGACEPT, INC. (the “Corporation”), to the Corporation’s 2006 Stock Incentive Plan, as amended and restated through November 28, 2007 (the “Plan”).

R E C I T A L S:

WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 5(a) and Section 5(b)(i) of the Plan to (i) increase the number of authorized shares of the Corporation’s common stock (the “Common Stock”) available for grant under the Plan and (ii) increase the number of shares of Common Stock available for the grant of incentive stock options, subject to stockholder approval of the amendments described herein; and

WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment.

NOW, THEREFORE, IT IS DECLARED that, conditional upon, and effective as of the date of, approval of the Corporation’s stockholders, the Plan shall be and hereby is amended as follows:

1. Amendment to Section 5(a). Section 5(a) (“Shares of Stock Subject to the Plan”) of the Plan is hereby amended by substituting “5,620,000” for 2,700,000 in Section 5(a), so that Section 5(a) shall be amended as follows:

“Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 5,620,000 shares, plus (ii) no more than 30,968 shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) no more than 1,631,110 shares of Common Stock if and to the extent that any of such shares are subject to an award granted under a Prior Plan, which award was or is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.”

2. Amendment to Section 5(b). Section 5(b)(i) (“Award Limitations”) of the Plan shall be amended by substituting “7,282,078” for “4,362,078,” so that Section 5(b)(i) shall be amended as follows (with the remainder of Section 5(b) being unchanged):

“(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 7,282,078 shares, or such lesser number of shares as may be available under the Plan pursuant to Section 5(a) herein;”

3. Continued Effect. Except as set forth herein, the Plan shall be unchanged and shall remain in full force and effect.

IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Targacept, Inc. effective as of the day and year first above written.

TARGACEPT, INC.

By:	/s/ J. Donald deBethizy
J. Donald deBethizy
President and Chief Executive Officer

ATTEST:

/s/ Peter A. Zorn

Secretary

[Corporate Seal]

ANNUAL MEETING OF STOCKHOLDERS OF

TARGACEPT, INC.

June 10, 2009

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 10, 2009.

The Notice of 2009 Annual Meeting of Stockholders, proxy statement, form of proxy and our 2008 Annual Report are available on our website at

www.targacept.com/2009annualmeeting.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i    Please detach along perforated line and mail in the envelope provided.    i

¢	20330030000000000000 6	061009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED BELOW, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1.	Election of the three nominees below as Class III directors for a term to expire at the 2012 annual meeting of stockholders, with each director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal.

2.   Proposal to approve (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

					☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	™ G. Steven Burrill ™ Errol B. De Souza, Ph.D. ™ Mark Skaletsky
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS IN FACT, OR EITHER OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT AND THE 2008 ANNUAL REPORT.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

¢

PROXY

TARGACEPT, INC.

JUNE 10, 2009 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TARGACEPT, INC.

The undersigned stockholder of Targacept, Inc., a Delaware corporation (the “Company”), appoints J. Donald deBethizy, Ph.D. and Mark Skaletsky, or either of them, with full power to act alone, the true and lawful attorneys in fact and proxies of the undersigned, with full power of substitution and revocation, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at the executive offices of the Company at 200 East First Street, Winston-Salem, North Carolina on Wednesday, June 10, 2009 at 8:30 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, as follows:

The shares represented by this Proxy will be voted in accordance with the instructions of the undersigned stockholder(s) when instructions are given in accordance with the procedures described herein and the accompanying proxy statement. If this Proxy is duly executed and returned, the shares represented hereby will be voted “FOR” the nominees for director named herein and “FOR” the proposals described herein if no instruction to the contrary is indicated. If any other business is properly brought before the annual meeting, the shares represented by this Proxy will be voted at the discretion of the proxies identified above.

(Continued and to be signed on the reverse side)

¢	14475	¢